                                            Registration Statement No. 333-27687
                                                                       811-08223

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         Post-Effective Amendment No. 1
                                      and
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                         Post-Effective Amendment No. 1

                THE TRAVELERS FUND BD IV FOR VARIABLE ANNUITIES
                -----------------------------------------------
                           (Exact name of Registrant)

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                     --------------------------------------
                              (Name of Depositor)

                 ONE TOWER SQUARE, HARTFORD, CONNECTICUT  06183
                 ----------------------------------------------
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, including area code: (860) 277-0111
                                                          --------------

                                ERNEST J. WRIGHT
                     The Travelers Life and Annuity Company
                                One Tower Square
                          Hartford, Connecticut  06183
                          ----------------------------
                    (Name and Address of Agent for Service)



Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

        immediately upon filing pursuant to paragraph (b) of Rule 485.
-----
  X     on May 1, 1998 pursuant to paragraph (b) of Rule 485.
-----
        60 days after filing pursuant to paragraph (a)(1) of Rule 485.
-----
        on ___________ pursuant to paragraph (a)(1) of Rule 485.
-----

If appropriate, check the following box:

        this post-effective amendment designates a new effective date for a
-----   previously filed post-effective amendment.

                 THE TRAVELERS FUND BD IV FOR VARIABLE ANNUITIES

                              Cross-Reference Sheet

                                    Form N-4

Item
No.                                                             Caption in Prospectus
---                                                             ---------------------
1.    Cover Page                                                Prospectus
2.    Definitions                                               Index of Special Terms
3.    Synopsis                                                  Prospectus Summary
4.    Condensed Financial Information                           Condensed Financial Information
5.    General Description of Registrant,                        The Insurance Company; The Separate
          Depositor, and Portfolio Companies                       Account and the Underlying Funds
6.    Deductions and Expenses                                   Charges and Deductions; Distribution of
                                                                   Variable Annuity Contracts
7.    General Description of Variable                           The Annuity Contract
          Annuity Contracts
8.    Annuity Period                                            The Annuity Period
9.    Death Benefit                                             Death Benefit
10.   Purchases and Contract Value                              The Contract; Distribution of Variable Annuity
                                                                   Contract
11.   Redemptions                                               Surrenders and Redemptions
12.   Taxes                                                     Federal Tax Considerations
13.   Legal Proceedings                                         Legal Proceedings and Opinions
14.   able of Contents of Statement                             Appendix B - Contents of the Statement
          of Additional Information                                of Additional Information



                                                                Caption in Statement of Additional
                                                                Information
                                                                --------------------------------------
15.   Cover Page                                                Cover Page
16.   Table of Contents                                         Table of Contents
17.   General Information and History                           The Insurance Company
18.   Services                                                  Principal Underwriter; Distribution and
                                                                   Management Agreement
19.   Purchase of Securities Being Offered                      Valuation of Assets
20.   Underwriters                                              Principal Underwriter
21.   Calculation of Performance Data                           Performance Information
22.   Annuity Payments                                          Not Applicable
23.   Financial Statements                                      Financial Statements

                                     PART A

                      Information Required in a Prospectus

                            TRAVELERS INDEX ANNUITY
                              (FUND BD IV) PROFILE



                                  MAY 1, 1998



This profile is a summary of some of the more important points that you should know and consider before purchasing the Contract. The Contract is more fully described in the full Prospectus which is attached to this Profile. Please read the prospectus carefully. The terms "we," "us," "our" and the "Company" refer to Travelers Life and Annuity Company. "You" and "your" refer to the Contract Owner.



1. THE ANNUITY CONTRACT. The Contract offered by Travelers Life and Annuity Company is a single payment variable annuity that is intended for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed income options. Under a qualified Contract, you can make a single payment on a tax-deferred basis. Under a nonqualified Contract, you can make a payment with after-tax dollars. You direct your payment to one or more of the variable funding options listed in Section 4 and/or to the Fixed Option. We guarantee money directed to the Fixed Option as to principal and interest. The variable funding options are designed to produce a higher rate of return than the Fixed Option, however, this is not guaranteed. You can also lose money in the variable funding options.



The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the income phase. During the accumulation phase, under a qualified contract, your tax-deferred contribution accumulates on a tax-deferred basis and is taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. During the accumulation phase, under a nonqualified contract, earnings on your after-tax contribution accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The income phase occurs when you begin receiving regular payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income (annuity payments) you receive during the income phase.



PRINCIPAL PROTECTION GUARANTEE. You can choose to protect your investment by purchasing a separate guarantee from Travelers. With the Principal Protection Guarantee you receive, at the end of eight years, 90%, 100% or 115% of your purchase payment (as selected at purchase), less any partial withdrawals and related withdrawal charges, or the Contract value -- whichever is greater.



After the end of the eighth contract year, you may (a) remain in the contract and transfer to any funding options, (b) purchase another Index Annuity contract with the Principal Protection Guarantee, (c) transfer to another annuity contract or (d) withdraw your contract value. Unless you inform us in writing of a different investment choice, on the maturity date, we will transfer your contract value to the Money Market Portfolio, offered within this contract.



2. ANNUITY PAYMENTS (THE INCOME PHASE). You may choose to receive annuity payments from the Fixed Option or the variable funding options. If you want to receive payments from your annuity, you can choose one of the following annuity options: Option 1 -- payments for your life (life annuity) -- assuming that you are the annuitant; Option 2 -- payments for your life with an added guarantee that payments will continue to your beneficiary for a certain number of months (120, 180 or 240, as you select), if you should die during that period; Option
3 -- Joint and Last Survivor Annuity, in which payments are made for your life and the life of another person (usually your spouse). This option can also be elected with payments continuing at a reduced rate after the death of one payee. The Fifth Option is for a Fixed Period -- the cash surrender value will be used to make payments for a fixed time period. If you should die before the end of the Fixed Period, the remaining amount would go to your beneficiary.



Once you make an election of an annuity option, it cannot be changed. During the income phase, you have the same investment choices you had during the accumulation phase. If amounts are directed to the variable funding options, the dollar amount of your payments may increase or decrease. The Principal Protection Feature is not offered during the income phase.



3. PURCHASE. You may purchase the Contract with a single payment of at least $10,000. At this time, the Company does not permit additional payments.



WHO SHOULD PURCHASE THIS CONTRACT? The Contract is currently available for use in connection with (1) individual nonqualified purchases; (2) Individual Retirement Annuities (IRAs); and (3) Section 403(b) Rollover (TSA Rollover).



4. FUNDING OPTIONS. You can direct your money into the Fixed Option or any or all of the following funding options. The funding options are described in the prospectuses for the funds. Depending on market conditions, you may make or lose money in any of these options:



           EAFE Equity Index Fund


           Small Cap Index Fund


           Equity Index Portfolio


           Money Market Portfolio



5. EXPENSES. The Contract has insurance features and investment features, and there are costs related to each. For Contracts with a value of less than $50,000, the Company deducts an annual administrative charge of $30. For the standard death benefit, the annual insurance charge is 1.25% of the amounts you direct to the variable funding options. For the enhanced death benefit, the annual insurance charge is 1.45% of the amounts you direct to the variable funding options. Regardless of the death benefit chosen, there is an administrative charge of .15% annually of the amounts directed to the variable funding options.



An optional Contract feature, the Principal Protection Guarantee, provides that you will receive 90%, 100%, or 115% of your single payment, less partial withdrawals and related withdrawal charges, on the maturity date. There is an annual insurance charge of up to 2.00% if you select this contract feature. If you withdraw your money before the maturity date and if you have selected the Principal Protection Guarantee, the Company may deduct an additional Principal Protection Cancellation Charge (0%-4%).



Each variable funding option charges for management and other expenses. The charges vary by funding option and range from 0.30% to 0.65% annually, of the funding option's average daily net asset balance.



If you withdraw amounts under the Contract, the Company may deduct a withdrawal charge (0% to 8%) of the amount of the purchase payment withdrawn from the Contract. If you withdraw all amounts under the contract, or if you begin receiving annuity payments, the Company may be required by your state to deduct a premium tax of 0%-5%.



The following table is designed to help you understand the Contract charges. The "Total Annual Insurance Charges" column includes the mortality and expense risk charge, the administrative charge, and reflects the $30 annual contract charge as 0.056%. Where appropriate, the maximum Principal Protection Charge, and the Cancellation Charge have been deducted. The "Total Annual Funding Option Expenses" column reflects the investment charges for each portfolio, including any expense waiver or reimbursement. The column "Total Annual Charges" reflects the sum of the previous two columns. The columns under the heading "Examples" show you how much you would pay under the Contract for a one-year period and for a 10-year period. In the "Death Benefit" column, "a" represents the standard death benefit, and "b" represents the enhanced death benefit.



As required by the SEC, the examples assume that you invested $1,000 in a Contract that earns 5% annually and that you withdraw your money at the end of year 1 and at the end of year 10. For year 1, the examples show the total annual charges assessed during that time as well as the withdrawal charge. For the 10-year example, the total annual charges are included, but no withdrawal charge is reflected. For these examples, the premium tax is assumed to be 0%.

                                                            TOTAL
       WITH PRINCIPAL PROTECTION
                                                                                 EXAMPLES: TOTAL
                                                 TOTAL      ANNUAL                    ANNUAL
                                                ANNUAL     FUNDING     TOTAL    EXPENSES AT END OF
                                               INSURANCE    OPTION    ANNUAL    ------------------
             PORTFOLIO NAME                     CHARGES    EXPENSES   CHARGES   1 YEAR    10 YEARS
--------------------------------------------------------------------------------------------------
GREENWICH STREET SERIES FUND
  Equity Index Portfolio................  (a)    3.46%*      0.30%     3.76%      138       400
                                          (b)    3.66%*      0.30%     3.96%      140       417


---------------


* Figures WITH protection assume the maximum Principal Protection Fee of 2.00%.





                                                            TOTAL
      WITHOUT PRINCIPAL PROTECTION
                                                                                 EXAMPLES: TOTAL
                                                 TOTAL      ANNUAL                    ANNUAL
                                                ANNUAL     FUNDING     TOTAL    EXPENSES AT END OF
                                               INSURANCE    OPTION    ANNUAL    ------------------
             PORTFOLIO NAME                     CHARGES    EXPENSES   CHARGES   1 YEAR    10 YEARS
--------------------------------------------------------------------------------------------------
Money Market Portfolio..................  (a)    1.46%       0.40%     1.86%       79       218
                                          (b)    1.66%       0.40%     2.06%       81       239
BT INSURANCE FUNDS TRUST
  Small Cap Index Fund..................  (a)    1.46%       0.45%     1.91%       79       223
                                          (b)    1.66%       0.45%     2.11%       81       244
  EAFE Index Fund.......................  (a)    1.46%       0.65%     2.11%       81       244
                                          (b)    1.66%       0.65%     2.31%       83       264
GREENWICH STREET SERIES FUND
  Equity Index Portfolio................  (a)    1.46%       0.30%     1.76%       78       207
                                          (b)    1.66%       0.30%     1.96%       80       228


---------------


(A) STANDARD DEATH BENEFIT.



(B) ENHANCED DEATH BENEFIT.



6. TAXES. The payments you make to a qualified Contract during the accumulation phase are made with before-tax dollars. You will be taxed on your purchase payments and on any earnings when you make a withdrawal or begin receiving annuity or income payments. Under a nonqualified Contract, payments to the contract are made with after-tax dollars, and any earnings will accumulate tax-deferred. You will be taxed on these earnings when they are withdrawn from the Contract.



For owners of qualified Contracts, if you reach a certain age, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.



7. ACCESS TO YOUR MONEY. You can take withdrawals any time during the accumulation phase. A withdrawal charge may apply. The amount of the charge depends on a number of factors, including the length of time since the purchase payment was made (6% if withdrawn within one year, gradually decreasing to 0% for payments held by the Company for 9 years or more). After the first contract year, you may withdraw up to 10% of the contract value (as of the previous Contract year end) without a withdrawal charge. The Principal Protection Cancellation Charge may also apply if you have elected the Principal Protection Guarantee, and withdraw prior to the end of the eighth Contract year. Additionally, you may also have to pay income taxes and a tax penalty on any money you take out.



8. DEATH BENEFIT. The death benefit applies upon the first death of an owner or the annuitant. Assuming you are the Annuitant, if you die before you move to the income phase, the person you have chosen as your beneficiary will receive a death benefit. The death benefit paid depends on your age at the time of your death. The value of the death benefit is determined at the close of the business day on which the Company's Home Office receives due proof of death, and written payment instructions. In most states, you may choose between the standard death benefit and the enhanced death benefit. Certain states may have varying age requirements.



Under the standard death benefit, if the owner or the annuitant dies before age 85, the death benefit equals the greatest of: (1) the contract value; (2) the purchase payment made under the Contract less all partial withdrawals and related charges, or (3) the death benefit value, which is reset once every eight years to the contract value immediately preceding the death report date. After age 85, the standard death benefit is the contract value as of the death report date, less any applicable premium tax.



Under the enhanced death benefit, if the owner or the annuitant dies before age 90, the Company will pay an amount equal to the greater of (a) or (b) below, each reduced by any applicable premium tax or withdrawals not previously deducted:



     (a) the contract value; or



     (b) the contract value, increased by 7% each full contract year until you reach age 80, to a maximum of 200% of your purchase payment adjusted for any partial withdrawals (the "Roll-Up Death Benefit Value"). The Roll-Up Death Benefit Value remains locked through age 90 (adjusted for any partial withdrawals).



After age 90, the enhanced death benefit will equal the contract value.



9. OTHER INFORMATION


RIGHT TO RETURN. If you cancel the Contract within ten days after you receive it, you will receive a full refund of the Contract Value (including charges). Where state law requires a longer right to return period, or the return of purchase payments, the Company will comply. You bear the investment risk during the right to return period; therefore, the Contract Value returned may be greater or less than your purchase payment. If the Contract is purchased as an Individual Retirement Annuity, and is returned within the first seven days after delivery, your full purchase payment will be refunded; during the remainder of the right to return period, the Contract Value (including charges) will be refunded. The Contract Value will be determined at the close of business on the day we receive a written request for a refund.


TRANSFERS. If you choose the Principal Protection Guarantee, no transfers between the funding options are allowed before the maturity date. If you do not choose the Principal Protection Feature you can transfer between the Funding Options as frequently as you wish without any tax implications. Currently there is no charge for transfers, nor a limit to the number of transfers allowed. Travelers may, in the future, charge a fee for any transfer request, or limit the number of transfers allowed. Travelers, at the minimum, would always allow one transfer every six months. You may transfer between the Fixed Option and the Funding Options twice a year (during the 30 days after the six-month Contract Date anniversary), provided the amount is not greater than 15% of the Fixed Account Value on that date.



ADDITIONAL FEATURES. This Contract has other features you may be interested in including:



          DOLLAR COST AVERAGING. This is a program that allows you to invest a fixed amount of money in funding options either monthly or quarterly, theoretically giving you a lower average cost per unit over time than a single one-time purchase. This program is not available if you have selected the Principal Protection Feature.



          SYSTEMATIC WITHDRAWAL OPTION. Before the maturity date, you can arrange to have money sent to you at set intervals throughout the year. Of course, any applicable income and penalty taxes will apply on amounts withdrawn.



11. INQUIRIES. If you need more information, please contact us at (800) 842-8573 or:



    Travelers Life and Annuity Company
    Annuity Services
    One Tower Square
    Hartford, CT 06183

                                   PROSPECTUS

                            TRAVELERS INDEX ANNUITY


This prospectus describes TRAVELERS INDEX ANNUITY, a single premium variable annuity contract (the "Contract") issued by The Travelers Life and Annuity Company (the "Company," "us" or "we"). The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment (such as IRAs) as well as those that do not qualify for such treatment ("nonqualified Contracts"). Travelers Index Annuity is issued as an individual Contract.



You can choose to have your premium (purchase payment) accumulate on a fixed basis (i.e. a Fixed Option funded through the Company's general account) and/or a variable basis (i.e., one or more of the sub-accounts ("funding options")) of the Travelers Fund BD IV for Variable Annuities ("Fund BD IV"). Your contract value will vary daily to reflect the investment experience of the funding options you select and any interest credited to the Fixed Option. The variable funding options currently available are: the EAFE(R) Equity Index Fund and the Small Cap Index Fund of the BT Insurance Funds Trust, the Equity Index Portfolio of the Greenwich Street Series Fund and the Money Market Portfolio.



The Fixed Option is described in Appendix B. Unless specified otherwise, this prospectus refers to the variable funding options. The Contracts and/or some of the funding options may not be available in all states. THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE VARIABLE FUNDING OPTIONS. THESE PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.


In addition, you can choose to protect your investment by purchasing a guarantee from the Company called the Principal Protection Feature. If purchased, we will guarantee that on the Principal Protection Expiration Date (the last day of the eighth Contract Year), your Contract will be worth at least 115%, 100%, or 90% (depending on your selection), of your Purchase Payment adjusted for withdrawal reductions, even if the value of your Contract on that date is less than the chosen percentage of your original payment. To qualify for the Principal Protection Feature, you must allocate your original payment to the Protected Funding Option -- Equity Index Portfolio -- and keep your payment in that funding option until the Principal Protection Expiration Date. There is a separate charge for this feature.


This prospectus provides the information that you should know before investing in the Contract. You can receive additional information about Fund BD IV by requesting a copy of the Statement of Additional Information ("SAI") dated May 1, 1998. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. To request a copy, write to The Travelers Life and Annuity Company, Annuity Services, One Tower Square, Hartford, Connecticut 06183, call (800) 842-8573 or access the SEC's website (http://www.sec.gov). The contents of the SAI appears in Appendix C of this prospectus.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY ANY BANK, NOR ARE THEY FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY; THEY ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTMENT.

                          PROSPECTUS DATED MAY 1, 1998

                               TABLE OF CONTENTS


INDEX OF SPECIAL TERMS.................      2
FEE TABLES.............................      3
CONDENSED FINANCIAL INFORMATION........      6
THE ANNUITY CONTRACT...................      6
Purchase Payments......................      6
Accumulation Units.....................      6
The Funding Options....................      6
Optional Principal Protection
  Feature..............................      7
Principal Protection Expiration Date...      7
Substitutions and Additions............      8
CHARGES AND DEDUCTIONS.................      8
Withdrawal Charge......................      8
Free Withdrawal Allowance..............      8
Optional Principal Protection Fee......      8
Principal Protection Cancellation Charge ..     9
Administrative Charges.................      9
Mortality and Expense Risk Charge......     10
Reduction or Elimination of Contract
  Charges..............................     10
Funding Option Expenses................     10
Premium Tax............................     10
Changes in Taxes Based Upon Premium or
  Value................................     10
OWNERSHIP PROVISIONS...................     11
Types of Ownership.....................     11
Beneficiary............................     11
Annuitant..............................     11
TRANSFERS..............................     11
Dollar Cost Averaging..................     12
ACCESS TO YOUR MONEY...................     12
Systematic Withdrawals.................     12
DEATH BENEFIT..........................     13
Death Proceeds Before the Maturity
  Date.................................
Standard Death Benefit.................     13
Enhanced Death Benefit.................     13
Payment of Proceeds....................     14
Death Proceeds After the Maturity
  Date.................................     15
THE ANNUITY PERIOD.....................     15
Maturity Date..........................     15
Allocation of Annuity..................     15
Variable Annuity.......................     15
Fixed Annuity..........................     16
PAYMENT OPTIONS........................     16
Election of Options....................     16
Annuity Options........................     17
MISCELLANEOUS CONTRACT PROVISIONS......     17
Right to Return........................     17
Termination............................     18
Required Reports.......................     18
Suspension of Payments.................     18
Transfers of Contract Values to Other
  Annuities............................     18
THE SEPARATE ACCOUNT...................     18
Mixed and Shared Funding...............     19
Performance Information................     19
FEDERAL TAX CONSIDERATIONS.............     20
General Taxation of Annuities..........     20
Types of Contracts: Qualified or
  Nonqualified.........................     20
Nonqualified Annuity Contracts.........     20
Qualified Annuity Contracts............     21
Penalty Tax for Premature
  Distributions........................     21
Ownership of the Investments...........     21
Diversification Requirements...........     21
OTHER INFORMATION......................     21
The Insurance Company..................     21
IMSA...................................     21
Year 2000 Compliance...................     22
Distribution of Variable Annuity
  Contracts............................     21
Conformity with State and Federal
  Laws.................................     22
Voting Rights..........................     22
Legal Proceedings And Opinions.........     23
APPENDIX A: Condensed Financial
  Information..........................     24
APPENDIX B: The Fixed Account..........     25
APPENDIX C: Contents of the Statement
  of Additional Information............     27


                             INDEX OF SPECIAL TERMS

The following terms are italicized throughout the prospectus. Refer to the page listed for an explanation of each term.


Accumulation Unit......................      6
Annuitant..............................     11
Annuity Payments.......................     15
Annuity Unit...........................      6
Cash Surrender Value...................     12
Company (We, Our)......................      6
Contract Date..........................      6
Contract Owner (You, Your).............     10
Contract Value.........................      6
Contract Year..........................      6
Fixed Account Option...................     25
Funding Option(s)......................      6
Maturity Date..........................      6
Principal Protection Expiration Date...      7
Principal Protection Feature...........      7
Purchase Payment.......................      6
Written Request........................      6

                                   FEE TABLE
--------------------------------------------------------------------------------
CONTRACT OWNER TRANSACTION EXPENSES

    WITHDRAWAL CHARGE (as a percentage of original purchase payment withdrawn):

        LENGTH OF TIME FROM PURCHASE PAYMENT

            (NUMBER OF YEARS)                    CHARGE
                    1                              6%
                    2                              6%
                    3                              5%
                    4                              5%
                    5                              4%
                    6                              4%
                    7                              3%
                    8                              2%
               9 and over                          0%


ANNUAL CONTRACT ADMINISTRATIVE CHARGE
        (Waived if contract value is $50,000 or more)     $30
ANNUAL SEPARATE ACCOUNT CHARGES:
(as a percentage of the average daily net assets of the
  Separate Account)

                                                              STANDARD   ENHANCED
                                                               DEATH      DEATH
                                                              BENEFIT    BENEFIT
                                                              ------------------
      Mortality and Expense Risk Charge.....................    1.25%      1.45%
      Administrative Charge.................................    0.15%      0.15%
                                                              -------    -------
        Total Separate Account Charges......................    1.40%      1.60%


FUNDING OPTION EXPENSES:



(as a percentage of average daily net assets of the Funding Option as of December 31, 1997 unless otherwise noted)





                                                   MANAGEMENT           OTHER         TOTAL ANNUAL
                                                      FEE             EXPENSES          FUNDING
                                                (AFTER EXPENSES    (AFTER EXPENSES       OPTION
                PORTFOLIO NAME                  ARE REIMBURSED)    ARE REIMBURSED)      EXPENSES
---------------------------------------------------------------------------------------------------
Money Market Portfolio                                0.32%             0.08%(1)          0.40%
BT INSURANCE FUNDS TRUST
  Small Cap Index Fund                                0.05%             0.40%(2)          0.45%
  EAFE Index Fund                                     0.11%             0.54%(2)          0.65%
GREENWICH STREET SERIES FUND
  Equity Index Portfolio                              0.21%(3)          0.09%(4)          0.30%



NOTES:



The purpose of the Fee Table is to assist contract owners in understanding the various costs and expenses that a contract owner will bear, directly or indirectly. See "Charges and Deductions" in this prospectus for additional information. Expenses shown do not include premium taxes, which may be applicable. "Other Expenses" include operating costs of the fund. These expenses are reflected in each funding option's net asset value and are not deducted from the account value under the Contract.


(1) Other Expenses have been restated to reflect the current expense reimbursement arrangement with The Travelers Insurance Company. Travelers has agreed to reimburse the Fund for the amount by which its aggregate expenses (including the management fee, but excluding brokerage commissions, interest charges and taxes) exceeds 0.40%. Without such arrangement, Total Expenses would have been 1.39% for the Money Market Portfolio (Formerly called "Cash Income Trust").


(2) These fees reflect an expense reimbursement arrangement whereby the adviser has agreed to reimburse the funds an amount based on the weighted average between the advisory fee and other expenses. Without such arrangement, the management fees and other expenses for the EAFE Index Portfolio and the Small Cap Index Portfolio would have been 0.45% and 2.30%, and 0.35% and 2.92%, respectively.


(3) The Portfolio's Management Fee includes 0.06% for fund administration.


(4) Other Expenses have been restated to reflect the current expense reimbursement arrangement whereby the adviser has agreed to reimburse the Portfolio for the amount by which its expenses exceed 0.30%. Without such arrangement, other expenses would have been 0.70%

EXAMPLE* -- WITHOUT PRINCIPAL PROTECTION*



STANDARD DEATH BENEFIT



Assuming a 5% annual return on assets, a $1,000 investment would be subject to the following expenses:


                                IF CONTRACT IS SURRENDERED AT THE        IF CONTRACT IS NOT SURRENDERED OR
                                      END OF PERIOD SHOWN:              ANNUITIZED AT END OF PERIOD SHOWN:
------------------------------------------------------------------------------------------------------------

                                           3        5        10
        PORTFOLIO NAME          1 YEAR   YEARS    YEARS    YEARS       1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------------------------------------------------
Money Market Portfolio           $79      $108     $140     $218        $19       $58      $100       $218
BT INSURANCE FUNDS TRUST
  Small Cap Index Fund            79       110      143      223         19        60       103        223
  EAFE Index Fund                 81       116      153      244         21        66       113        244
GREENWICH STREET SERIES FUND
  Equity Index Portfolio          78       105      135      207         18        55        95        207



ENHANCED DEATH BENEFIT



Assuming a 5% annual return on assets, a $1,000 investment would be subject to the following expenses:


                                IF CONTRACT IS SURRENDERED AT THE        IF CONTRACT IS NOT SURRENDERED OR
                                      END OF PERIOD SHOWN:              ANNUITIZED AT END OF PERIOD SHOWN:
------------------------------------------------------------------------------------------------------------

                                           3        5        10
        PORTFOLIO NAME          1 YEAR   YEARS    YEARS    YEARS       1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------------------------------------------------
Money Market Portfolio           $81      $114     $151     $239        $21       $64      $111       $239
BT INSURANCE FUNDS TRUST
  Small Cap Index Fund            81       116      153      244         21        66       113        244
  EAFE Index Fund                 83       122      163      264         23        72       123        264
GREENWICH STREET SERIES FUND
  Equity Index Portfolio          80       111      146      228         20        61       106        228



* THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THIS EXAMPLE REFLECTS THE $30 ANNUAL CONTRACT ADMINISTRATIVE CHARGE AS AN ANNUAL CHARGE OF 0.056% OF ASSETS.

                  FEE TABLE WITH PRINCIPAL PROTECTION FEATURE

--------------------------------------------------------------------------------

CONTRACT OWNER TRANSACTION EXPENSES



                                                      PRINCIPAL PROTECTION CANCELLATION CHARGE
            WITHDRAWAL CHARGE                                   (as a percentage of
       (as a percentage of original                          purchase payment withdrawn
       purchase payment withdrawn):                       from Protected Funding Option):

   LENGTH OF TIME FROM PURCHASE PAYMENT
            (NUMBER OF YEARS)               CHARGE                 CONTRACT YEAR                 CHARGE
                    1                         6%                         1                        4%
                    2                         6%                         2                        4%
                    3                         5%                         3                        4%
                    4                         5%                         4                        3%
                    5                         4%                         5                        3%
                    6                         4%                         6                        3%
                    7                         3%                         7                        2%
                    8                         2%                         8                        1%
                9 and over                    0%                     9 and over                   N/A
ANNUAL CONTRACT ADMINISTRATIVE CHARGE
(Waived if contract value is $50,000 or more)       $30
ANNUAL SEPARATE ACCOUNT CHARGES:
(as a percentage of the average daily net assets of the
  Separate Account)



                                                                  STANDARD           ENHANCED
                                                                DEATH BENEFIT      DEATH BENEFIT
                                                                ------------------------------
Mortality and Expense Risk Charge...........................            1.25%              1.45%
Principal Protection Fee (maximum)(1).......................            2.00%              2.00%
Administrative Charge.......................................            0.15%              0.15%
                                                                -------------      -------------
  Total Separate Account Charges............................            3.40%              3.60%



FUNDING OPTION EXPENSES:
(as a percentage of average daily net assets of the Funding Option as of December 31, 1997, unless otherwise noted)





                                                MANAGEMENT FEE    OTHER EXPENSES     TOTAL ANNUAL
                                                (AFTER EXPENSES   (AFTER EXPENSES   FUNDING OPTION
                PORTFOLIO NAME                  ARE REIMBURSED)   ARE REIMBURSED)      EXPENSES
--------------------------------------------------------------------------------------------------
Equity Index Portfolio                               0.21%(2)          0.09%(3)          0.30%



NOTES:



The purpose of the Fee Table is to assist contract owners in understanding the various costs and expenses that a contract owner will bear, directly or indirectly. See "Charges and Deductions" in this prospectus for additional information. Expenses shown do not include premium taxes, which may be applicable. "Other Expenses" include operating costs of the fund. These expenses are reflected in each funding option's net asset value and are not deducted from the account value under the Contract.



(1) The Principal Protection Fee is an annual insurance change that varies with the level of guarantee chosen under the Principal Protection Feature. The maximum Principal Protection Fee is 2.00% annually.



(2) The Portfolio's Management Fee includes 0.06% for Fund Administration.



(3) Other Expenses have been restated to reflect the current expense reimbursement arrangement whereby the adviser has agreed to reimburse the Portfolio for the amount by which its expenses exceed 0.30%. Without such arrangement, other expenses would have been 0.70%



EXAMPLE* - WITH PRINCIPAL PROTECTION



Assuming a 5% annual return, a $1,000 investment would be subject to the following expenses:




                                   IF CONTRACT IS SURRENDERED AT THE     IF CONTRACT IS NOT SURRENDERED OR
                                         END OF PERIOD SHOWN:           ANNUITIZED AT END OF PERIOD SHOWN:
------------------------------------------------------------------------------------------------------------

                                              3        5        10
       PORTFOLIO NAME              1 YEAR   YEARS    YEARS    YEARS    1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------------------------------------------------
GREENWICH STREET SERIES FUND
  Equity Index Portfolio      (a)   $138     $205     $264     $400     $ 38     $115      $194       $400
                              (b)    140      211      273      417       40      121       203        417


---------------


(a) Standard Death Benefit



(b) Enhanced Death Benefit



* THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THIS EXAMPLE REFLECTS THE $30 ANNUAL CONTRACT ADMINISTRATIVE CHARGE AS AN ANNUAL CHARGE OF 0.056% OF ASSETS.

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                                 See Appendix A

                              THE ANNUITY CONTRACT
--------------------------------------------------------------------------------

Travelers Index Annuity is a contract between you, the contract owner, and Travelers Life and Annuity Company (called "us" or the "Company"). Under this contract, you make a purchase payment to us and we credit it to your account. The Company promises to pay you an income, in the form of annuity payments, beginning on a future date that you choose, the maturity date. The purchase payment accumulates tax deferred in the funding options of your choice. We offer multiple variable funding options, and one fixed account option. You assume the risk of gain or loss according to the performance of the variable funding options. The contract value is the amount of the purchase payment, plus or minus any investment experience or interest. The contract value also reflects all surrenders made and charges deducted. There is generally no guarantee that at the maturity date the contract value will equal or exceed the total purchase payments made under the Contract, except as noted under the Principal Protection Feature provisions. The date the Contract and its benefits became effective is referred to as the contract date. Each 12-month period following this contract date is called a contract year.


Certain changes and elections must be made in writing to the Company. Where the term "written request" is used, it means that written information must be sent to the Company's Home Office in a form and content satisfactory to us.

PURCHASE PAYMENT

The single purchase payment must be at least $10,000. Under certain circumstances, we may waive the minimum purchase payment requirement. For a single purchase payment over $1 million, you must receive the Company's Home Office approval before we will accept the purchase payment.

We will apply the single purchase payment within two business days after we receive it in good order at our Home Office. Our business day ends when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time.

ACCUMULATION UNITS

An accumulation unit is used to calculate the value of a Contract. An accumulation unit works like a share of a mutual fund. Each funding option has a corresponding accumulation unit value. The accumulation units are valued each business day and their values may increase or decrease from day to day. The number of accumulation units we will credit to your Contract once we receive a purchase payment is determined by dividing the amount directed to each funding option by the value of the accumulation unit. We calculate the value of an accumulation unit for each funding option each day after the New York Stock Exchange closes. After the value is calculated, your account is credited. During the annuity period (i.e., after the maturity date), you are credited with annuity units.

FUNDING OPTIONS

You choose which of the following variable funding options to have your purchase payment allocated to. You will find detailed information about the options and their inherent risks in the current prospectuses for the funding options which must accompany this prospectus. Since each option has varying degrees of risk, please read the prospectuses carefully before investing. Additional copies of the prospectuses may be obtained by contacting your registered representative or by calling 1-800-842-8573.

The current funding options are listed below, along with their investment advisers:

---------------------------------------------------------------------------------------------------
      FUNDING OPTION                    INVESTMENT OBJECTIVE                 INVESTMENT ADVISER

---------------------------------------------------------------------------------------------------
Small Cap Index Fund         Seeks to replicate, before deduction of     Bankers Trust Global
of the BT Insurance Funds    expenses, the total return performance of   Investment Management
Trust                        the Russell 2000 Index.
---------------------------------------------------------------------------------------------------
EAFE Equity Index Fund       Seeks to replicate, before deduction of     Bankers Trust Global
of the BT Insurance Funds    expenses, the total return performance of   Investment Management
Trust                        the EAFE Index.
---------------------------------------------------------------------------------------------------
Equity Index Portfolio*      Seeks to replicate, before deduction of     Travelers Investment
of the Greenwich Street      expenses, the total return performance of   Management Company
Series Fund                  the S&P 500 Index.
---------------------------------------------------------------------------------------------------
Money Market Portfolio       Seeks to provide high current income from   Travelers Asset Management
(formerly called "Cash       short-term money market instruments while   International Corporation
Income Trust")               emphasizing preservation of capital and
                             maintaining a high degree of liquidity. An
                             investment in this fund is neither insured
                             nor guaranteed by the U.S. Government, and
                             there is no assurance that a stable $1
                             value per share will be maintained.
---------------------------------------------------------------------------------------------------


* IF ELECTED WITH THE PRINCIPAL PROTECTION FEATURE, THIS IS REFERRED TO AS THE "PROTECTED FUNDING OPTION."

OPTIONAL PRINCIPAL PROTECTION FEATURE


You can choose to protect your investment by purchasing a guarantee called the Principal Protection Feature. If you purchase this feature, the Company will guarantee that on the Principal Protection Expiration Date, your Contract will be worth at least either 115%, 100%, or 90% (depending on the guarantee you purchased) of your original purchase payment adjusted only for withdrawal reductions (including the Principal Protection Cancellation Charge), even if the value of your Contract on that date is less than your original payment. The purchase payment is not adjusted for administrative charges and mortality and expense risk charges. To qualify for the Principal Protection Feature, you must select this feature when you purchase the Contract, and allocate your entire purchase payment to the Protected Funding Option, the Equity Index Portfolio, until the Principal Protection Expiration Date. A Principal Protection Fee and a Cancellation Charge are associated with this feature. (See "Charges and Deductions.")


At this time, the only Protected Funding Option is Equity Index Portfolio. At some time in the future, we may add additional Protected Funding Options.

If you buy the Principal Protection Feature, you may not transfer out of the Protected Funding Option before the end of the eighth contract year. You may withdraw or annuitize all or part of your contract value before the Principal Protection Expiration Date, subject to a Principal Protection Cancellation Charge and withdrawal charges. The amounts you withdraw (including the withdrawal charge and Principal Protection Cancellation Charge) will reduce the amount of the principal guarantee proportionately.

PRINCIPAL PROTECTION EXPIRATION DATE

If you purchase the Principal Protection Feature, the Company will fulfill its obligations under that feature on the Principal Protection Expiration Date (which is the last day of the eighth contract year). On that date, we will contribute to your contract value any amount needed to bring your contract value up to 115%, 100% or 90%, depending on your selection, of your original payment adjusted for withdrawal reductions. In addition, on the Principal Protection Expiration Date, we will transfer your contract value to the Money Market Portfolio, a money market fund, unless you select, in writing, a different funding option. On and after the Principal Protection Expiration Date, you may remain in the Contract and transfer to any funding options, purchase a new Travelers Index Annuity Contract with the Principal Protection Feature, annuitize your Contract, exchange this Contract for another annuity contract, or withdraw your contract value. Your registered representative will help you with your decision.

SUBSTITUTIONS AND ADDITIONS


If any of the funding options become unavailable under the Contract, or if we believe that further investment in a funding option is inappropriate for the purposes of the Contract, we may substitute another funding option. However, we will not make any substitutions without notifying you, obtaining state approval if applicable, and without prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. From time to time we may make new funding options available.


                             CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

WITHDRAWAL CHARGE

No sales charges are deducted from the purchase payment when it is applied under the Contract. However, a withdrawal charge will be deducted if any or all of the purchase payment is withdrawn during the first eight years following the purchase payment. The length of time from when we receive the purchase payment to the time of withdrawal determines the amount of the charge.

The withdrawal charge is equal to a percentage of the purchase payment withdrawn from the Contract and is calculated as follows:

LENGTH OF TIME FROM
 PURCHASE PAYMENT                     WITHDRAWAL
 (NUMBER OF YEARS)                      CHARGE
         1                                6%
         2                                6%
         3                                5%
         4                                5%
         5                                4%
         6                                4%
         7                                3%
         8                                2%
    9 and over                            0%

For purposes of the withdrawal charge and Principal Protection Cancellation Charge (described below) calculations, any withdrawals will be deemed to be taken first from any free withdrawal allowance (as described below); next from the remainder of the purchase payment; and then from Contract earnings (in excess of the free withdrawal allowance). Unless you instruct us otherwise, we will deduct the withdrawal charge from the amount requested.

We will not deduct a withdrawal charge or Principal Protection Cancellation Charge from payments we make due to (1) the death of the contract owner or the death of the annuitant with no contingent annuitant surviving; or (2) minimum distribution requirements.

FREE WITHDRAWAL ALLOWANCE


There is a 10% free withdrawal allowance available each year after the first contract year. The available amount will be calculated as of the end of the previous contract year. The free withdrawal allowance applies to any partial withdrawals and to full withdrawals, except those transferred directly to annuity contracts issued by other financial institutions. If you have selected the Principal Protection Feature, the Principal Protection Cancellation Charge will not be assessed on the 10% free withdrawal allowance. However, any free withdrawal allowance taken will reduce the principal guarantee proportionately.


OPTIONAL PRINCIPAL PROTECTION FEE

The Company offers you the option of purchasing a guarantee on your investment. You can obtain protection for 115%, 100% or 90% of your principal if you buy the Principal Protection Feature at the time you purchase your Contract. Under this feature, we will guarantee that, on the Principal Protection Expiration Date (which is the last day of the eighth contract year), your Contract will be worth at least either 115%, 100%, or 90% (depending on your choice of guarantees) of your purchase payment, less a reduction for withdrawals, withdrawal charges, and the Principal Protection Cancellation Charge, even if the value of your Contract on that date is less than the chosen percentage of your original purchase payment. Of course, if your contract value is more than the chosen percentage of original purchase payment, you will receive the greater value.

There is an annual charge, the Principal Protection Fee, for this feature. The Principal Protection Fee compensates the Company for the risks that it will bear in providing this guarantee of principal. The Principal Protection Fee is deducted daily from your contract value at a maximum annual rate of 2.00%. The charge varies based on the level of guarantee chosen and the current market conditions that determine our actual costs associated with the Principal Protection Feature. The charge will be set periodically and will lock in at the time of contract purchase. The Principal Protection Fee is set forth in your Contract. Generally, the Principal Protection Fee will conform with the chart below. Please note that these ranges are estimates. The actual charge will vary due to market conditions, and will be determined by the Company.

 LEVEL OF GUARANTEE                        CHARGE RANGE
% OF PURCHASE PAYMENT                   % OF CONTRACT VALUE
        115%                                1.25%-2.00%
        100%                                0.75%-1.50%
         90%                                0.50%-1.25%

The Principal Protection Feature must be selected at the time you purchase your Contract and will extend for the eight years from the contract date until the Principal Protection Expiration Date. This guarantee is valid only if your Contract is held to the Principal Protection Expiration Date, and you do not annuitize or surrender before that date.

PRINCIPAL PROTECTION CANCELLATION CHARGE

We will assess a Principal Protection Cancellation Charge if you select the Principal Protection Feature and make a full or partial withdrawal from the Contract, before the Principal Protection Expiration Date. This charge compensates Travelers for costs incurred should you withdraw from the Principal Protection Feature before the Principal Protection Expiration Date.

The Principal Protection Cancellation Charge equals up to 4% percent of the original purchase payment withdrawn. The percent charged depends on the length of time you have had your contract. The Principal Protection Cancellation Charge is set forth in your Contract.

If you have selected the Principal Protection Feature, any amounts you withdraw (including the withdrawal charge and Principal Protection Cancellation Charge) will reduce the amount of the principal guarantee proportionately.

Note: The Company has applied to the SEC for exemptive relief, allowing the Company to assess this fee. It will not be assessed until such relief is granted.

ADMINISTRATIVE CHARGES

A Contract Administrative Fee of $30 is deducted annually from Contracts with a value of less than $50,000. This fee compensates us for expenses incurred in establishing and maintaining the Contract. The fee is deducted from the contract value on the fourth Friday of each August by canceling accumulation units applicable to each funding option on a pro rata basis. This fee will be prorated from the date of purchase to the next date of assessment of the fee. A prorated fee will also be deducted if the Contract is completely withdrawn or terminated. We will not deduct a Contract Administrative Fee: (1) if the distribution results from the death of the contract owner or the annuitant with no contingent annuitant surviving, (2) after an annuity payout has begun, or (3) if the contract value on the date of assessment is equal to or greater than $50,000.

An Administrative Charge is deducted on each business day from amounts allocated to the variable funding options in order to compensate the Company for certain related administrative and operating expenses. The charge equals, on an annual basis, 0.15% of the amounts allocated to each of the variable funding options.

MORTALITY AND EXPENSE RISK CHARGE

Each business day, the Company deducts a mortality and expense risk charge. The deduction is reflected in our calculation of accumulation and annuity unit values. We reserve the right to lower this charge at any time. The mortality risk portion compensates us for guaranteeing to provide annuity payments according to the terms of the Contract regardless of how long the annuitant lives and for guaranteeing to provide the death benefit if an annuitant dies prior to the maturity date. The expense risk portion compensates us for the risk that the charges under the Contract, which cannot be increased during the duration of the Contract, will be insufficient to cover actual costs.

For those contract owners who have elected a standard death benefit provision, the mortality and expense risk charge is equivalent, on an annual basis, to 1.25% of the daily net asset value of amounts held in the Separate Account.

For those contract owners who have elected an enhanced death benefit provision, the mortality and expense risk charge is equivalent, on an annual basis, to 1.45% of the daily net asset value of amounts held in the Separate Account.

REDUCTION OR ELIMINATION OF CONTRACT CHARGES

The withdrawal charge, the Principal Protection Cancellation Charge, the administrative charges, the mortality and expense risk charge and the Principal Protection Fee under the Contract may be reduced or eliminated when certain sales or administration of the Contract result in savings or reduction of administrative or sales expenses, mortality and expense risks and/or the Principal Protection Fee. Any such reduction will be based on the following: (1) the size and type of group to which sales are to be made; (2) the total amount of purchase payments to be received; and (3) any prior or existing relationship with the Company. There may be other circumstances, of which we are not presently aware, which could result in fewer sales expenses, administrative charges, or mortality and expense risk charges. Any reduction or elimination of the charges will be permitted only where it will not be unfairly discriminatory to any person.

FUNDING OPTION EXPENSES

The deductions from and expenses paid out of the assets of the various funding options are summarized in the fee table and are described in the accompanying prospectuses.

PREMIUM TAX

Certain state and local governments charge premium taxes ranging from 0% to 5%, depending upon jurisdiction. The Company is responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. Where required, the Company will deduct any applicable premium taxes from the contract value either upon death, surrender, annuitization, or at the time purchase payments are made to the Contract, but no earlier than when the Company has a tax liability under state law.

CHANGES IN TAXES BASED UPON PREMIUM OR VALUE

If there is any change in a law assessing taxes against the Company based upon premiums, contract gains or value of the Contract, we reserve the right to charge you proportionately for this tax.

                              OWNERSHIP PROVISIONS
--------------------------------------------------------------------------------

TYPES OF OWNERSHIP

Contract owner (you). The Contract belongs to the contract owner named in the Contract (on the Specifications page), or to any other person to whom the contract is subsequently assigned. An assignment of ownership or a collateral assignment may be made only for nonqualified contracts. You have sole power during the annuitant's lifetime to exercise any rights and to receive all benefits given in the Contract provided that you have not named an irrevocable beneficiary and provided the Contract is not assigned.

You receive all payments while the annuitant is alive unless you direct them to an alternate recipient. An alternate recipient does not become the contract owner.

Joint Owner. For nonqualified contracts only, joint owners (i.e., spouses) may be named in a written request before the contract is in effect. Joint owners may independently exercise transfers allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them. All rights of a joint owner end at death if the other joint owner survives. The entire interest of the deceased joint owner in the Contract will pass to the surviving joint owner.

BENEFICIARY

The beneficiary is named by you in a written request. The beneficiary has the right to receive any remaining contractual benefits upon the death of the annuitant or the contract owner. If more than one beneficiary survives the annuitant, they will share equally in benefits unless different shares are recorded with the Company by written request before the death of the annuitant or contract owner.

With nonqualified contracts the beneficiary named in the contract may differ from the designated beneficiary (for example, the joint owner or a contingent annuitant). In such cases, the designated beneficiary receives the contract benefits (rather than the beneficiary) upon your death.

Unless an irrevocable beneficiary has been named, you have the right to change any beneficiary by written request during the lifetime of the annuitant and while the Contract continues.

ANNUITANT

The annuitant is designated in the Contract (on the Specifications page), and is the individual on whose life the maturity date and the amount of the monthly annuity payments depend. The annuitant may not be changed after the contract is in effect.

For nonqualified contracts only, the contract owner may also name one individual as a contingent annuitant by written request before the Contract becomes effective. A contingent annuitant may not be changed, deleted or added after the Contract becomes effective. If the annuitant dies before the maturity date and a contingent annuitant has been named, the contingent annuitant becomes the annuitant and the Contract continues in effect.

                                   TRANSFERS
--------------------------------------------------------------------------------

Up to 30 days before the maturity date, you may transfer all or part of the contract value between funding options if you have not elected the Principal Protection Feature. If you have elected the Principal Protection Feature, transfers are permitted only after the Principal Protection Expiration Date. There are no charges or restrictions on the amount or frequency of transfers currently except for the Fixed Option; however, we reserve the right to charge a fee for any transfer request, and to limit the number of transfers to one in any six-month period. Since different funding options have different expenses, a transfer of contract values from one funding option to another could result in your investment becoming subject to higher or lower expenses. After the maturity date, you may make transfers between funding options only with our consent.

DOLLAR COST AVERAGING

This feature is not available during the Guarantee Period if you selected the Principal Protection Guarantee.

Dollar cost averaging (or "automated transfers") allows you to transfer a set dollar amount to other funding options on a monthly or quarterly basis so that more accumulation units are purchased in a funding option if the cost per unit is low and less accumulation units are purchased if the cost per unit is high. Therefore, a lower-than-average cost per unit may be achieved over the long run.

You may elect automated transfers through written request or other method acceptable to the Company. You must have a minimum total contract value of $10,000 to enroll in the Dollar Cost Averaging program. The minimum amount that may be transferred through this program is $400.

You may establish automated transfers of contract values from the Fixed Account, subject to certain restrictions. Automated transfers from the Fixed Account may not deplete your Fixed Account Value in less than twelve months from your enrollment in the Dollar Cost Averaging program.

You may start or stop participation in the Dollar Cost Averaging program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. All provisions and terms of the Contract apply to automated transfers, including provisions relating to the transfer of money between investment options. We reserve the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

                              ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------

Any time before the maturity date, you may redeem all or any portion of the cash surrender value, that is, the contract value, less any withdrawal charge, any applicable Principal Protection Cancellation Charge, and any premium tax not previously deducted. You must submit a written request specifying the fixed or variable funding option(s) from which amounts are to be withdrawn. The cash surrender value will be determined as of the close of business after we receive your surrender request at the Home Office. The cash surrender value may be more or less than the purchase payment made depending on the contract value at the time of surrender.

If you select the Principal Protection Feature and withdraw any amounts prior to the Principal Protection Expiration Date, the amounts withdrawn, including the withdrawal charge and Principal Protection Cancellation Charge, will no longer be protected by the principal guarantee and will reduce the amount of the principal guarantee proportionately.

The Company may defer payment of any cash surrender value for a period of up to seven days after the written request is received, but it is our intent to pay as soon as possible. We cannot process requests for surrender that are not in good order. We will contact you if there is a deficiency causing a delay and will advise what is needed to act upon the withdrawal request.

SYSTEMATIC WITHDRAWALS

Before the maturity date, you may choose to withdraw a specified dollar amount (at least $100) on a monthly, quarterly, semiannual or annual basis. Any applicable withdrawal charges and Principal Protection Cancellation Charge (in excess of the free withdrawal allowance) and any applicable premium taxes will be deducted. To elect systematic withdrawals, you must have a contract value of at least $15,000 and you must make the election on the form provided by the

Company. We will surrender accumulation units pro rata from all funding options in which you have an interest, unless you instruct us otherwise. You may begin or discontinue systematic withdrawals at any time by notifying us in writing, but at least 30 days' notice must be given to change any systematic withdrawal instructions that are currently in place.

If you select the Principal Protection Feature and withdraw any amounts prior to the Principal Protection Expiration Date, the amounts withdrawn (including the withdrawal charge and Principal Protection Cancellation Charge) will no longer be protected by the principal guarantee and will reduce the amount of the principal guarantee proportionately.

We reserve the right to discontinue offering systematic withdrawals or to assess a processing fee for this service upon 30 days' written notice to contract owners (where allowed by state law).

Each systematic withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the contract owner is under age 59 1/2. You should consult with your tax adviser regarding the tax consequences of systematic withdrawals.

                                 DEATH BENEFIT
--------------------------------------------------------------------------------

Before the maturity date, a death benefit is payable to the beneficiary when either the annuitant, the contract owner or the first of joint owners dies and there is no contingent annuitant. The death benefit is calculated at the close of the business day on which the Company's Home Office receives due proof of death and written payment instructions (the "death report date").

DEATH PROCEEDS BEFORE THE MATURITY DATE


STANDARD DEATH BENEFIT


IF ANY CONTRACT OWNER OR THE ANNUITANT DIES BEFORE AGE 85. The Company will pay an amount equal to the greatest of (a), (b) or (c) below, each reduced by any applicable premium tax:

        (a) the contract value; or

        (b) the purchase payment made under the Contract less any partial withdrawals (and associated charges); or

        (c) the death benefit value, which will be reset once every eight years to the contract value immediately preceding the death report date.

DEATH OF ANY CONTRACT OWNER OR THE ANNUITANT ON OR AFTER AGE 85. The Company will pay a death benefit in an amount equal to the contract value as of the death report date, less any applicable premium tax.

ENHANCED DEATH BENEFIT

IF ANY CONTRACT OWNER OR THE ANNUITANT DIES BEFORE AGE 80. The Company will pay an amount equal to the greater of (a) or (b) below, each reduced by any applicable premium tax:

        (a) the contract value; or

        (b) the Roll-Up Death Benefit Value (as described below) available as of the death report date.


IF ANY CONTRACT OWNER OR THE ANNUITANT DIES ON OR AFTER AGE 80, BUT BEFORE AGE
90. Travelers will pay an amount equal to the greater of (a) or (b) below, each reduced by any applicable premium tax:

        (a) the contract value; or

        (b) the Roll-Up Death Benefit Value (as described below) available as of the Annuitant's 80th birthday, less any Partial Surrender Reductions (as described below) which occur after the Annuitant's 80th birthday.

DEATH OF ANY CONTRACT OWNER OR THE ANNUITANT ON OR AFTER AGE 90. The Company will pay a death benefit in an amount equal to the contract value as of the death report date, less any applicable premium tax.

ROLL-UP DEATH BENEFIT VALUE: On the contract date, the Roll-Up Death Benefit Value is equal to the purchase payment. On each anniversary of the contract date, the Roll-Up Death Benefit Value will be recalculated as follows:

        (a) the Roll-Up Death Benefit Value on the previous contract date anniversary; minus

        (b) any Partial Surrender Reductions (as described below) since the previous contract date anniversary.

The result increased by 7%, is the new Roll-Up Death Benefit Value. The maximum Roll-Up Death Benefit payable equals 7% per year, to a maximum of 200% of the difference between the purchase payment and all Partial Surrender Reductions (as described below).

The Partial Surrender Reduction equals:

        (1) the amount of the Roll-Up Death Benefit Value just before the reduction for the partial surrender, multiplied by

        (2) the amount of the partial surrender divided by the contract value just before the partial surrender.

PAYMENT OF PROCEEDS

The process of paying death benefit proceeds under various situations is described below. Generally, the person(s) receiving the benefit may request that the proceeds be paid in a lump sum, or be applied to one of the settlement options available under the Contract.

DEATH OF ANNUITANT WHO IS THE CONTRACT OWNER. The Company will pay the proceeds to any surviving joint owner, or if none, to the beneficiary(ies), or if none, to the contract owner's estate.

Under a nonqualified contract, the death benefit proceeds must be distributed to the beneficiary within five years of the contract owner's death. Or, the beneficiary may elect to receive payments from an annuity which begins within one year of the contract owner's death and is payable over the life of the beneficiary or over a period not exceeding the beneficiary's life expectancy.

If the beneficiary is the contract owner's spouse, he or she may elect to continue the contract as the new contract owner rather than receiving the distribution. In such case, the distribution rules applicable when a contract owner dies generally will apply when that spouse, as contract owner, dies.

DEATH OF ANNUITANT WHO IS NOT THE CONTRACT OWNER. If there is no contingent annuitant, the Company will pay the death proceeds to the beneficiary. However, if there is a contingent annuitant, he or she becomes the annuitant and the Contract continues in effect (generally using the original maturity date). The proceeds described above will be paid upon the death of the last surviving contingent annuitant.

ENTITY AS OWNER. In the case of a nonqualified Contract owned by a nonnatural person (e.g. a trust or another entity), any annuitant will be treated as the contract owner. Any change in the annuitant will be treated as the death of the contract owner.

DEATH PROCEEDS AFTER THE MATURITY DATE

If the death of any contract owner or annuitant occurs on or after the maturity date, the Company will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity option then in effect.

                               THE ANNUITY PERIOD
--------------------------------------------------------------------------------

MATURITY DATE

Under the Contract, you can receive regular income payments (annuity payments). You can choose the month and the year in which those payments begin (maturity date). While the annuitant is alive, you can change your selection any time up to the maturity date. Annuity payments will begin on the maturity date stated in the Contract unless the Contract has been fully surrendered or the proceeds have been paid to the beneficiary before that date. Annuity payments are a series of periodic payments (a) for life; (b) for life with either a minimum number of payments or a specific amount assured; or (c) for the joint lifetime of the annuitant and another person, and thereafter during the lifetime of the survivor. We may require proof that the annuitant is alive before annuity payments are made.


Unless you elect otherwise, the maturity date will be the later of the annuitant's 75th birthday, or ten years after the effective date of the Contract. (For Contracts issued in Florida the maturity date elected may not be later than the annuitant's 90th birthday.)


If you select the Principal Protection Feature, you may not select a maturity date that is prior to the Principal Protection Expiration Date (that is, prior to the last day of the eighth contract year).

For nonqualified Contracts, at least 30 days before the original maturity date, a contract owner may elect to extend the maturity date to any time prior to the annuitant's 85th birthday or, for qualified Contracts, to a later date with the Company's consent. Certain annuity options taken at the maturity date may be used to meet the minimum required distribution requirements of federal tax law, or a program of partial surrenders may be used instead. These mandatory distribution requirements take effect generally upon the death of the contract owner, or with qualified contracts upon either the later of April 1 following the contract owner's attainment of age 70 1/2 or the year of retirement or upon the death of the contract owner. Independent tax advice should be sought regarding the election of minimum required distributions.

ALLOCATION OF ANNUITY

When an annuity option is elected, it may be elected as a variable annuity, a fixed annuity, or a combination of both. (Variable payouts under this Contract may not be permitted in certain states.) If, at the time annuity payments begin, no election has been made to the contrary, the cash surrender value (or contract value, if a state so requires) will be applied to provide an annuity funded by the same investment options as selected during the accumulation period. At least 30 days before the maturity date, you may transfer the contract value among the funding options in order to change the basis on which annuity payments will be determined. If the Principal Protection Feature is selected and you annuitize prior to the Principal Protection Expiration Date, a Principal Protection Cancellation Charge may apply.

VARIABLE ANNUITY

You may choose an annuity payout that fluctuates depending on the investment experience of the variable funding options. The number of annuity units credited to the Contract is determined by dividing the first monthly annuity payment attributable to each funding option by the corresponding annuity unit value as of 14 days before the date annuity payments begin. An annuity unit is used to measure the dollar value of an annuity payment. The number of annuity units (but not their value) remains fixed during the annuity period.

DETERMINATION OF FIRST ANNUITY PAYMENT. The Contract contains Life Annuity Tables used to determine the first monthly annuity payment. The amount applied to effect a variable annuity will be the value of the funding options as of 14 days before the date annuity payments begin less any applicable premium taxes not previously deducted.

The amount of the first monthly payment depends on the annuity option elected. A formula for determining the adjusted age is contained in the Contract. The total first monthly annuity payment is determined by multiplying the benefit per $1,000 of value shown in the tables of the Contract by the number of thousands of dollars of value of the Contract applied to that annuity option. The Company reserves the right to require satisfactory proof of age of any person on whose life annuity payments are based before making the first payment under any of the settlement options.

DETERMINATION OF SECOND AND SUBSEQUENT ANNUITY PAYMENTS. The dollar amount of the second and subsequent annuity payments is not predetermined and may change from month to month based on the investment experience of the applicable funding option. The total amount of each annuity payment will be equal to the sum of the basic payments in each funding option. The actual amounts of these payments are determined by multiplying the number of annuity units credited to each funding option by the corresponding annuity unit value as of the date 14 days before the date the payment is due.

FIXED ANNUITY

You may choose a fixed annuity that provides payments which do not vary during the annuity period. We will calculate the dollar amount of the first fixed annuity payment as described under "Variable Annuity." If it would produce a larger payment, the first fixed annuity payment will be determined using the Life Annuity Tables in effect on the maturity date.

                                PAYMENT OPTIONS
--------------------------------------------------------------------------------

ELECTION OF OPTIONS

While the annuitant is alive, you can change your annuity option selection any time up to the maturity date. Once annuity payments have begun, no further elections are allowed.

During the annuitant's lifetime, if you do not elect otherwise before the maturity date, we will pay you (or another designated payee) the first of a series of monthly annuity payments based on the life of the annuitant, in accordance with Annuity Option 2 (Life Annuity with 120 monthly payments assured). For certain qualified contracts, Annuity Option 4 (Joint and Last Survivor Joint Life Annuity -- Annuity Reduced on Death of Primary Payee) will be the automatic option as described in the contract.

The minimum amount that can be placed under an annuity option will be $2,000 unless we agree to a lesser amount. If any monthly periodic payment due is less than $100, the Company reserves the right to make payments at less frequent intervals, or to pay the cash surrender value in a lump-sum. The amount applied to effect an annuity or income option will be the cash surrender value as of the date the payments begin, less any applicable premium taxes not previously deducted. (Certain states may have differend requirements that we will honor.) The cash surrender value during the accumulation period, including the deduction for mortality and expense risks and the contract administrative expense charge.

On the maturity date, we will pay the amount due under the Contract in one lump sum (except in Florida, where this is not permitted), or in accordance with the payment option that you select.

You must elect an option in writing, in a form satisfactory to the Company. Any election made during the lifetime of the annuitant must be made by the contract owner.

ANNUITY OPTIONS

Subject to the conditions described in "Election of Options" above, all or any part of the cash surrender value (contract value, if specified by state law) may be paid under one or more of the following annuity options. Payments under the annuity options may be elected on a monthly, quarterly, semiannual or annual basis. We may also offer additional options.

Option 1 -- Life Annuity -- No Refund. The Company will make annuity payments during the lifetime of the annuitant ending with the last payment before death. This option offers the maximum periodic payment, since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries.

Option 2 -- Life Annuity with 120, 180 or 240 Monthly Payments Assured. The Company will make monthly annuity payments during the lifetime of the annuitant, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months as elected, we will continue making payments to the beneficiary during the remainder of the period.

Option 3 -- Joint and Last Survivor Life Annuity -- No Refund. The Company will make regular annuity payments during the lifetime of the annuitant and a second person. When either person dies, we will continue making payments to the survivor. No further payments will be made following the death of the survivor.

Option 4 -- Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee. The Company will make annuity payments during the lifetimes of the annuitant and a second person. One will be designated the primary payee, the other will be designated the secondary payee. On the death of the secondary payee, the Company will continue to make monthly annuity payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, the Company will continue to make annuity payments to the secondary payee in an amount equal to 50% of the payments which would have been made during the lifetime of the primary payee. No further payments will be made once both payees have died.

Option 5 -- Payments of a Fixed Amount. The Company will make equal payments of the amount elected until the cash surrender value applied under this option has been exhausted. The first payment and all later payments will be paid from amounts attributable to each investment option in proportion to the cash surrender value attributable to each. The final payment will include any amount insufficient to make another full payment.

                       MISCELLANEOUS CONTRACT PROVISIONS
--------------------------------------------------------------------------------

RIGHT TO RETURN

You may return the Contract for a full refund of the contract value (including charges) within ten days after you receive it (the "right to return period"). You bear the investment risk during the right to return period; therefore, the contract value returned may be greater or less than your purchase payment. If the Contract is purchased as an Individual Retirement Annuity, and is returned within the first seven days after delivery, your purchase payment will be refunded in full; during the remainder of the right to return period, the contract value (including charges) will be refunded. The contract value will be determined following the close of the business day on which we receive a written request for a refund. Where state law requires a longer right to return period, or the return of purchase payments or other variations of this provision, the Company will comply. Refer to your Contract for any state-specific information.

TERMINATION

We reserve the right to terminate the Contract on any business day if the contract value as of that date is less than $2,000, unless otherwise specified by state law. Termination will not occur until 31 days after the Company has mailed notice of termination to the contract owner's last known address and to any assignee of record. If the Contract is terminated, we will pay you the cash surrender value (contract value less any applicable premium tax, in the states that so require), less any applicable contract administrative fee.

REQUIRED REPORTS

As often as required by law, but at least once in each contract year before the due date of the first annuity payment, we will furnish a report showing the number of accumulation units credited to the Contract and the corresponding accumulation unit value(s) as of the date of the report for each funding option to which the contract owner has allocated amounts during the applicable period. The Company will keep all records required under federal or state laws.

SUSPENSION OF PAYMENTS

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange ("the Exchange") is closed; (2) when trading on the Exchange is restricted; (3) when an emergency exists as determined by the SEC so that the sale of securities held in the Separate Account may not reasonably occur or so that the Company may not reasonably determine the value the Separate Account's net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders.

TRANSFERS OF CONTRACT VALUES TO OTHER ANNUITIES

We may permit contract owners to transfer their contract values into other annuities offered by us or our affiliated insurance companies under rules then in effect.

                              THE SEPARATE ACCOUNT
--------------------------------------------------------------------------------


The Travelers Fund BD IV For Variable Annuities ("Fund BD IV") was established on March 27, 1997 and is registered with the SEC as a unit investment trust (separate account) under the Investment Company Act of 1940, as amended (the "1940 Act"). The assets of Fund BD IV will be invested exclusively in the shares of the variable funding options, as well as other variable funding options available in similar variable annuity contracts offered by the Company.



The assets of Fund BD IV are held for the exclusive benefit of the owners of this separate account, according to the laws of Connecticut. Income, gains and losses, whether or not realized, from assets allocated to Fund BD IV are, in accordance with the Contracts, credited to or charged against Fund BD IV without regard to other income, gains and losses of the Company. The assets held by Fund BD IV are not chargeable with liabilities arising out of any other business which the Company may conduct. Obligations under the Contract are obligations of the Company.



All investment income and other distributions of the funding options are payable to Fund BD IV. All such income and/or distributions are reinvested in shares of the respective funding option at net asset value. Shares of the funding options are currently sold only to life insurance company separate accounts to fund variable annuity and variable life insurance contracts.

MIXED AND SHARED FUNDING

It is conceivable that in the future it may be disadvantageous for both variable annuity and variable life insurance separate accounts, or for variable separate accounts of different insurance companies, to invest simultaneously in the same portfolios (called "mixed" and "shared" funding). Currently neither the insurance companies nor the portfolios foresee any such disadvantages to the companies or to variable contract owners. Each portfolio's board of trustees, directors or managers intends to monitor events in order to identify any material conflicts between such policy owners and to determine what action, if any, should be taken in response thereto.

PERFORMANCE INFORMATION


From time to time, we may advertise several types of historical performance for the Contract's funding options. We may advertise the "standardized average annual total returns" of the funding option, calculated in a manner prescribed by the SEC, as well as the "nonstandardized total return," as described below. Examples of the performance figures are illustrated in the SAI.


STANDARDIZED METHOD. Quotations of average annual total returns are computed according to a formula in which a hypothetical initial investment of $1,000 is applied to the funding option, and then related to ending redeemable values over one-, five-, and ten-year periods, or for a period covering the time during which the funding option has been in existence, if less. These quotations reflect the deduction of all recurring charges during each period (on a pro rata basis in the case of fractional periods). The deduction for the annual contract administrative fee ($30) is converted to a percentage of assets based on the actual fee collected (or anticipated to be collected, if a new product), divided by the average net assets for Contracts sold (or anticipated to be sold). Each quotation assumes a total redemption at the end of each period with the applicable withdrawal charge deducted at that time.

NONSTANDARDIZED METHOD. Nonstandardized "total returns" will be calculated in a similar manner based on the performance of the funding options over a period of time, usually for the calendar year-to-date, and for the past one-, three-, five- and ten-year periods. Nonstandardized total returns will not reflect the deduction of any withdrawal charge or the $30 annual contract administrative fee, which, if reflected, would decrease the level of performance shown. The withdrawal charge is not reflected because the Contract is designed for long-term investment.


For funding options that were in existence prior to the date they became available under the Separate Account, the standardized average annual total return quotations may be accompanied by returns showing the investment performance that such funding options would have achieved (reduced by the applicable charges) had they been held under the Contract for the period quoted. The total return quotations are based upon historical earnings and are not necessarily representative of future performance.



GENERAL. Within the guidelines prescribed by the SEC and the National Association of Securities Dealers, Inc. ("NASD"), performance information may be quoted numerically or may be presented in a table, graph or other illustration. Advertisements may include data comparing performance to well-known indices of market performance (including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's (S&P) 500 Index and the S&P 400 Index, the Lehman Brothers Long T-Bond Index, the Russell 1000, 2000 and 3000 Indices, the Value Line Index, and the Morgan Stanley Capital International's EAFE Index). Advertisements may also include published editorial comments and performance rankings compiled by independent organizations (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) and publications that monitor the performance of the separate account and the variable funding options.

                           FEDERAL TAX CONSIDERATIONS

--------------------------------------------------------------------------------

The following general discussion of the federal income tax consequences under this Contract is not intended to cover all situations, and is not meant to provide tax advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax adviser regarding your personal situation. For your information, a more detailed tax discussion is contained in the SAI.

GENERAL TAXATION OF ANNUITIES

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for money put into an annuity. The Internal Revenue Code (Code) governs how this money is ultimately taxed, depending upon the type of contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below.

TYPES OF CONTRACTS: QUALIFIED OR NONQUALIFIED

If you purchase an annuity contract under any pension plan, specially sponsored program, or individual retirement annuity (IRA) with pre-tax dollars, your contract is referred to as a qualified contract. Some examples of qualified contracts are: IRAs, pension and profit-sharing plans (including 401(k) plans), and Keogh Plans. If you purchase the contract with after-tax dollars and not under one of the programs described above, your contract is referred to as nonqualified.

NONQUALIFIED ANNUITY CONTRACTS

As the owner of a nonqualified annuity, you will not be taxed on increases in the value of your contract until a distribution occurs -- either as a withdrawal (distribution made prior to the maturity date), or as annuity payments. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings. Similarly, when you receive an annuity payment, part of each payment is considered a return of your purchase payments and will not be taxed. The remaining portion of the annuity payment (i.e., any earnings) will be considered ordinary income for tax purposes.

If a nonqualified annuity is owned by other than an individual, however (e.g., by a corporation), increases in the value of the contract attributable to purchase payments made after February 28, 1986 are includable in income annually. Furthermore, for contracts issued after April 22, 1987, all deferred increases in value will be includable in your income if you should transfer the contract for an amount substantially less than the value of the contract.

If you make a partial withdrawal, this money will generally be taxed as first coming from earnings, (income in the contract), and then from your purchase payments. These withdrawn earnings are includable in your income. (See "Penalty Tax for Premature Distributions" below.) There is income in the contract to the extent the cash value exceeds your investment in the contract. The investment in the contract equals the total purchase payments you paid less any amount received previously which was excludable from gross income. Any direct or indirect borrowing against the value of the contract or pledging of the contract as security for a loan will be treated as a cash distribution under the tax law.

Federal tax law requires that nonqualified annuity contracts meet minimum mandatory distribution requirements upon the death of the contract owner, including the first of joint owners. If these requirements are not met, the surviving joint owner, or the beneficiary, will have to pay taxes prior to distribution. The distribution required depends, among other things, upon whether an annuity option is elected or whether the new contract owner is the surviving spouse. We will administer Contracts in accordance with these rules and we will notify you when you should begin receiving payments.

QUALIFIED ANNUITY CONTRACTS

Under a qualified annuity, since amounts paid into the contract have not yet been taxed, the full amount of all withdrawals and annuity payments are taxed at the ordinary income tax rate. The Contract is available as a vehicle for IRA rollovers. There are special rules which govern the taxation of qualified contracts, including requirements for mandatory distributions and contribution limits. We have provided a more complete discussion in the SAI.

PENALTY TAX FOR PREMATURE DISTRIBUTIONS

Taxable distributions taken before the contract owner has reached the age of 59 1/2 will be subject to a 10% additional tax penalty unless the money distributed was (1) paid on or after the owner dies; (2) paid if the taxpayer becomes totally disabled, (as that term is defined in the Code); (3) paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity; (4) paid as an immediate annuity; or (5) paid from purchase payments made prior to August 14, 1982.

OWNERSHIP OF THE INVESTMENTS

Assets in the funding options must be owned by the Company and not by the contract owner for federal income tax purposes. Otherwise, the deferral of taxes is lost by the owner.

The Internal Revenue Service (IRS) has stated that a variable contract owner will be considered the owner of the assets of a funding option if the owner has some degree of control over those investments. The IRS has not, however, described in detail the circumstances in which investor control of the investments of a separate account may cause the investor, rather than the insurance company, to be treated as the owner of the assets of the account.

We do not know if such guidance will be issued, or if it is, what standards may be set. Furthermore, we do not know if such guidance may be issued with retroactive effect. New regulations generally apply to future sales or to future voluntary transactions in existing contracts. We therefore reserve the right to modify the contract as necessary to attempt to maintain favorable tax treatment.

DIVERSIFICATION REQUIREMENTS

The Code states that in order to qualify for the tax benefits described above, investments made in the separate account of any nonqualified variable annuity contract must satisfy certain diversification requirements. Tax regulations define how separate accounts must be diversified. We monitor the investments constantly and believe that our accounts are adequately diversified. We intend to administer all contracts subject to this provision of law in a manner that will maintain adequate diversification.

                               OTHER INFORMATION
--------------------------------------------------------------------------------

THE INSURANCE COMPANY


The Travelers Life and Annuity Company is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in a majority of the states of the United States, and intends to seek licensure in the remaining states, except New York. The Company is an indirect wholly owned subsidiary of Travelers Group Inc. The Company's Home Office is located at One Tower Square, Hartford, Connecticut 06183.



IMSA



The Company is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may use the IMSA logo and IMSA membership in its advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving the sale and service of individual life insurance and annuity products.



YEAR 2000 COMPLIANCE



Generally, computer programs were designed without considering the impact of the upcoming change in the century. As a result, software and computer systems may need to be upgraded or replaced in order to comply with "Year 2000" requirements. If not corrected, these computer applications could fail or create erroneous results by or at the Year 2000. The business, financial condition, and result of operations of a company could be materially and adversely affected by the failure of its systems and applications (or those either provided or operated by third-parties) to properly operate or manage dates beyond the year 1999.



The Company has investigated the nature and extent of the work required for our computer systems to process beyond the turn of the century, and has made progress toward achieving this goal, including upgrading and/or replacing existing systems. We are confirming with our service providers that they are also in the process of replacing or modifying their systems with the same goal. We expect that our principal systems will be Year 2000 compliant by early 1999. While these efforts involve substantial costs, we closely monitor associated costs and continue to evaluate associated risks based on actual expenses. While it is likely that these efforts will be successful, if necessary modifications and conversions are not completed in a timely manner, the Year 2000 requirements could have a material adverse effect on certain operations of the Company.



DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS


The Company intends to sell the Contracts in all jurisdictions where it is licensed to do business and where the Contract is approved. The Contracts will be sold by life insurance sales agents who represent the Company, and who are licensed registered representatives of the Company or certain other registered broker-dealers. The compensation paid to sales representatives will not exceed 7% of the payments made under the Contracts.

From time to time, the Company may pay or permit other promotional incentives, in cash, credit or other compensation.

Any sales representative or employee will have been qualified to sell variable annuities under applicable federal and state laws. Each broker-dealer is registered with the SEC under the Securities Exchange Act of 1934, and all are members of the NASD. The principal underwriter for the Contracts is Tower Square Securities, Inc., an affiliate of the Company; however, it is currently anticipated that Travelers Distribution Company, an affiliated broker-dealer, may become the principal underwriter for the Contracts during 1998.

CONFORMITY WITH STATE AND FEDERAL LAWS

The Contract is governed by the laws of the state in which it is delivered. Any paid-up annuity, cash surrender value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which the Contract is delivered. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the contract owner is subject.

VOTING RIGHTS

The Company is the legal owner of the shares of the funding options. However, we believe that when a funding option solicits proxies in conjunction with a vote of shareholders we are required to obtain from you and from other owners instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares we own on our own behalf. Should we determine that we are no longer required to comply with the above, we will vote on the shares in our own right.

LEGAL PROCEEDINGS AND OPINIONS


There are no pending material legal proceedings affecting the Separate Account, the principal underwriter or the Company. Legal matters in connection with the federal laws and regulations affecting the issue and sale of the Contract described in this prospectus, as well as the organization of the Company, its authority to issue variable annuity contracts under Connecticut law and the validity of the forms of the variable annuity contracts under Connecticut law, have been passed on by the General Counsel of the Company.

                  APPENDIX A: CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------


                THE TRAVELERS FUND BD IV FOR VARIABLE ANNUITIES



                            ACCUMULATION UNIT VALUES



                                                                        PERIOD ENDED DECEMBER 31, 1997
                                                              --------------------------------------------------
                                                                  UNIT VALUE
                                                                 BEGINNING OF        UNIT VALUE     ACCUMULATION
                                                                    PERIOD*         END OF PERIOD      UNITS
----------------------------------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO (FORMERLY "CASH INCOME TRUST")
    Standard Death Benefit..................................        $1.000             $1.007           46,237
GREENWICH STREET SERIES FUND
  EQUITY INDEX PORTFOLIO
    Standard Death Benefit
      0.00% Principal Protection Fee........................         1.000              1.047          934,805
      0.80% Principal Protection Fee........................         1.000              1.044          208,174
      1.10% Principal Protection Fee........................         1.000              1.043        5,313,886
      1.50% Principal Protection Fee........................         1.000              1.042          358,499
    Enhanced Death Benefit
      0.00% Principal Protection Fee........................         1.000              1.046          737,335
      1.10% Principal Protection Fee........................         1.000              1.043        3,330,660
      1.50% Principal Protection Fee........................         1.000              1.041           99,043
BT INSURANCE FUNDS TRUST
  SMALL CAP INDEX FUND
      Standard Death Benefit................................         1.000              0.945          441,762
      Enhanced Death Benefit................................         1.000              0.944          644,012


  EAFE(R) EQUITY INDEX FUND
      Standard Death Benefit................................         1.000              0.972          144,516
      Enhanced Death Benefit................................         1.000              0.972           10,530


---------------

* Effective date of Registration Statement, August 14, 1997.



    The financial statements for Fund BD IV are contained in the Annual Report to contract owners which is incorporated by reference in the SAI. The financial statements of The Travelers Life and Annuity Company are contained in the SAI.

                                   APPENDIX B
--------------------------------------------------------------------------------

                                THE FIXED OPTION
   (AVAILABLE ONLY IF YOU HAVE NOT SELECTED THE PRINCIPAL PROTECTION FEATURE
               OR AFTER THE PRINCIPAL PROTECTION EXPIRATION DATE)

The Fixed Option is secured by part of the general assets of the Company. The general assets of the Company include all assets of the Company other than those held in the Separate Account or any other separate account sponsored by the Company or its affiliates.

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Option. Disclosure regarding the Fixed Option and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Under the Fixed Option, the Company assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic annuity payment. The investment gain or loss of the Separate Account or any of the variable funding options does not affect the Fixed Option portion of the contract owner's contract value, or the dollar amount of fixed annuity payments made under any payout option.

We guarantee that, at any time, the Fixed Option contract value will not be less than the amount of the purchase payments allocated to the Fixed Option, plus interest credited, less any applicable premium taxes or prior surrenders. If the contract owner effects a surrender, the amount available from the Fixed Option will be reduced by any applicable withdrawal charge as described under "Charges and Deductions" in this prospectus.

Purchase payments allocated to the Fixed Option and any transfers made to the Fixed Option become part of the Company's general account which supports insurance and annuity obligations. Neither the general account nor any interest therein is registered under, or subject to the provisions of, the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Option at our discretion. Investment income from such Fixed Option assets will be allocated to us and to the Contracts participating in the Fixed Option.

Investment income from the Fixed Option allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Option Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as we prospectively declare from time to time.

The initial rate for any allocations into the Fixed Option is guaranteed for one year from the date of such allocation. Subsequent renewal rates will be guaranteed for the calendar quarter. We also guarantee that for the life of the Contract we will credit interest at not less than 3% per year. Any interest credited to amounts allocated to the Fixed Option in excess of 3% per year will be determined in our sole discretion. You assume the risk that interest credited to the Fixed Option may not exceed the minimum guarantee of 3% for any given year.

TRANSFERS

You may make transfers from the Fixed Option to any other available funding option(s) twice a year during the 30 days following the semiannual anniversary of the contract effective date. The transfers are limited to an amount of up to 15% of the Fixed Option Value on the semiannual contract effective date anniversary. (This restriction does not apply to transfers under the Dollar Cost Averaging Program.) Amounts previously transferred from the Fixed Option to other funding options may not be transferred back to the Fixed Option for a period of at least six months from the date of transfer. We reserve the right to waive either of these restrictions.

Automated transfers from the Fixed Option to any of the funding options may begin at any time. Automated transfers from the Fixed Option may not deplete your Fixed Option value in a period of less than twelve months from your enrollment in the Dollar Cost Averaging Program.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                                   APPENDIX C
--------------------------------------------------------------------------------

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


The Statement of Additional Information contains more specific information and financial statements relating to The Travelers Life and Annuity Company. A list of the contents of the Statement of Additional Information is set forth below:


     The Insurance Company
     Principal Underwriter
     Distribution and Management Agreement
     Performance Information
     Valuation of Assets
     Federal Tax Considerations
     Independent Accountants
     Financial Statements

--------------------------------------------------------------------------------


Copies of the Statement of Additional Information dated May 1, 1998 (Form No. L-12683S) are available without charge. To request a copy, please clip this coupon on the dotted line above, enter your name and address in the spaces provided below, and mail to: The Travelers Life and Annuity Company, Annuity Services, One Tower Square, Hartford, Connecticut 06183.


Name:

Address:

L-12683                                                                May, 1998

                                     PART B

         Information Required in a Statement of Additional Information

                             Travelers Index Annuity

                       STATEMENT OF ADDITIONAL INFORMATION

                                      dated

                                   May 1, 1998

                                       for

                 THE TRAVELERS FUND BD IV FOR VARIABLE ANNUITIES

                                    ISSUED BY

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

This Statement of Additional Information ("SAI") is not a prospectus but relates to, and should be read in conjunction with, the Individual Variable Annuity Contract Prospectus dated May 1, 1998. A copy of the Prospectus may be obtained by writing to The Travelers Life and Annuity Company, Annuity Services, One Tower Square, Hartford, Connecticut 06183, or by calling 1-800-842-8573. This SAI should be read in conjunction with the accompanying 1997 Annual Report for the Fund.


                                TABLE OF CONTENTS

THE INSURANCE COMPANY . . . . . . . . . . . . . . . . . . . . . . . . . . .  2

PRINCIPAL UNDERWRITER . . . . . . . . . . . . . . . . . . . . . . . . . . .  2

DISTRIBUTION AND MANAGEMENT AGREEMENT . . . . . . . . . . . . . . . . . . .  2

PERFORMANCE INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . .  3

VALUATION OF ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5

FEDERAL TAX CONSIDERATIONS. . . . . . . . . . . . . . . . . . . . . . . . .  6

INDEPENDENT ACCOUNTANTS . . . . . . . . . . . . . . . . . . . . . . . . . .  9

FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-1

                              THE INSURANCE COMPANY

         The Travelers Life and Annuity Company (the "Company"), is a stock insurance company chartered in 1973 in Connecticut. It is a wholly owned subsidiary of The Travelers Insurance Company, which is indirectly owned, through a wholly owned subsidiary, by Travelers Group Inc., a financial services holding company engaged, through its subsidiaries, principally in four business segments: (i) Investment Services; (ii) Consumer Finance Services; (iii) Life Insurance Services; and (iv) Property and Casualty Insurance Services.


STATE REGULATION. The Company is subject to the laws of the state of Connecticut governing insurance companies and to regulation by the Insurance Commissioner of the state of Connecticut. An annual statement covering the operations of the Company for the preceding year, as well as its financial conditions as of December 31 of such year, must be filed with the Commissioner in a prescribed format on or before March 1 of each year. The Company's books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted at least once every four years.

         The Company is also subject to the insurance laws and regulations of all other states in which it is licensed to operate. However, the insurance departments of each of these states generally apply the laws of the home state (jurisdiction of domicile) in determining the field of permissible investments.

THE SEPARATE ACCOUNT. Fund BD IV meets the definition of a separate account under the federal securities laws, and will comply with the provisions of the 1940 Act. Additionally, the operations of Fund BD IV are subject to the provisions of Section 38a-433 of the Connecticut General Statutes which authorizes the Connecticut Insurance Commissioner to adopt regulations under it.
Section 38a-433 contains no restrictions on the investments of the Separate Account, and the Commissioner has adopted no regulations under the Section that affect the Separate Account.

                              PRINCIPAL UNDERWRITER

         Tower Square Securities, Inc. ("Tower Square"), an indirect wholly-owned subsidiary of the Company, serves as principal underwriter for the Separate Account and the Contracts. The offering is continuous. Tower Square's principal executive offices are located at One Tower Square, Hartford, Connecticut. It is anticipated that Travelers Distribution Company, an affiliated broker-dealer, will become the principal underwriter during 1998.


                      DISTRIBUTION AND MANAGEMENT AGREEMENT

         Under the terms of the Distribution and Management Agreement among Fund BD IV, the Company and Tower Square, the Company provides all administrative services and mortality and expense risk guarantees related to variable annuity contracts sold by the Company in connection with Fund BD IV. Tower Square performs the sales functions related to the Contracts. The Company reimburses Tower Square for commissions paid, other sales expenses and certain overhead expenses connected with sales functions. The Company also pays all costs (including costs associated with the preparation of sales literature); all costs of qualifying Fund BD IV and the variable annuity contract with regulatory authorities; the costs of proxy solicitation; and all custodian, accountant's and legal fees. The Company also provides without cost to Fund BD IV all necessary office space, facilities, and personnel to manage its affairs.

                             PERFORMANCE INFORMATION

         From time to time, the Company may advertise several types of historical performance for funding options of Fund BD IV. The Company may advertise the "standardized average annual total returns" of the funding options available through the Separate Account, calculated in a manner prescribed by the Securities and Exchange Commission, as well as the "nonstandardized total returns," as described below:

         STANDARDIZED METHOD. Quotations of average annual total returns are computed according to a formula in which a hypothetical initial investment of $1,000 is allocated to an funding option, and then related to ending redeemable values over one-, five- and ten-year periods, or inception, if a funding option has not been in existence for one of the prescribed periods. These quotations reflect the deduction of all recurring charges during each period (on a pro rata basis in the case of fractional periods). The deduction for the annual contract administrative charge ($30) is converted to a percentage of assets based on the actual fee collected, divided by the average net assets per contract sold under the Prospectus to which this SAI relates. Each quotation assumes a total redemption at the end of each period with the assessment of all associated withdrawal charges.


         NONSTANDARDIZED METHOD. Nonstandardized "total returns" will be calculated in a manner similar to "standardized" as describe above. However, nonstandardized total returns will not reflect the deduction of any applicable withdrawal charge or the $30 annual contract administrative charge, which, if reflected, would decrease the level of performance shown. The withdrawal charge is not reflected because the Contract is designed for long-term investment.

         For funding options that were in existence before they became available under Fund BD IV, the standardized average annual total return quotations may be accompanied by returns showing the investment performance that such funding options would have achieved (reduced by the applicable charges) had they been held available under the Contract for the period quoted. The total return quotations are based upon historical earnings and are not necessarily representative of future performance.

         GENERAL. Within the guidelines prescribed by the SEC and the National Association of Securities Dealers, Inc. ("NASD"), performance information may be quoted numerically or may be presented in a table, graph or other illustration. Advertisements may include data comparing performance to similar products, well-known indices of market performance (including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's (S&P) 500 Index and the S&P 400 Index, the Lehman Brothers Long T-Bond Index, the Russell 1000, 2000 and 3000 Indices, the Value Line Index, and the Morgan Stanley Capital International's EAFE Index). Advertisements may also include published editorial comments and performance rankings compiled by independent organizations (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) and publications that monitor the performance of Fund BD IV and the funding options.

         Average annual total returns have been calculated using each funding option's investment performance since inception. The returns were computed according to the standardized and nonstandardized methods for the period ending December 31, 1997 as if they had been available under Fund BD IV during that time. They are set forth in the following tables.

      STANDARDIZED TOTAL RETURNS (TAKING INTO ACCOUNT ALL CHARGES AND FEES)

---------------------------------------------------------------
Portfolio Name                   Since          Inception
                                 Inception       Date

---------------------------------------------------------------
STANDARD DEATH BENEFIT
Money Market Portfolio             (4.68%)      9/14/97
Equity Index*                        7.31%      9/14/97
Equity Index**                       4.46%      9/14/97
EAFE Portfolio                       1.93%      9/14/97
Small Cap Portfolio                (6.68%)      9/14/97

ENHANCED DEATH BENEFIT
Money Market Portfolio             (4.75%)      9/14/97
Equity Index*                        7.20%      9/14/97
Equity Index**                       4.35%      9/14/97
EAFE Portfolio                       1.86%      9/14/97
Small Cap Portfolio                (6.75%)      9/14/97

* WITHOUT PRINCIPAL PROTECTION FEATURE ELECTED.
** WITH PRINCIPAL PROTECTION FEATURE ELECTED.

                          NONSTANDARDIZED TOTAL RETURNS
       (TAKING INTO ACCOUNT ALL CHARGES AND FEES EXCEPT DEFERRED SALES AND
                            ADMINISTRATIVE CHARGES)

----------------------------------------------------------------------------------------------------
                                                                                Inception
Portfolio Name                    1 Year        5 Year         10 Year or       Date (if less
                                                             Since Inception    than 10 yrs)

----------------------------------------------------------------------------------------------------
STANDARD DEATH BENEFIT
Money Market Portfolio             3.45%         2.49%             3.69%
Equity Index*                     30.16%        17.38%            15.66%        10/16/91
Equity Index**                    29.25%        16.29%            14.58%        10/16/91
EAFE Portfolio                                                     7.93%         9/14/97
Small Cap Portfolio                                              (0.72%)         9/14/97

ENHANCED DEATH BENEFIT
Money Market Portfolio             3.24%         2.28%             3.48%
Equity Index*                     29.86%        17.14%            15.43%        10/16/91
Equity Index**                    28.60%        15.99%            14.29%        10/16/91
EAFE Portfolio                                                     7.86%         9/14/97
Small Cap Portfolio                                              (0.80%)         9/14/97

* WITHOUT PRINCIPAL PROTECTION FEATURE ELECTED.
** WITH PRINCIPAL PROTECTION FEATURE ELECTED.

                               VALUATION OF ASSETS

         The value of the assets of each funding option is determined on each business as of the close of the New York Stock Exchange. Each security traded on a national securities exchange is valued at the last reported sale price on the business day. If there has been no sale on that day, then the value of the security is taken to be the mean between the reported bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.

         Any security not traded on a securities exchange but traded in the over-the-counter-market and for which market quotations are readily available is valued at the mean between the quoted bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.

         Securities traded on the over-the-counter-market and listed securities with no reported sales are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

         Short-term investments for which a quoted market price is available are valued at market. Short-term investments maturing in more than sixty days for which there is no reliable quoted market price are valued by "marking to market" (computing a market value based upon quotations from dealers or issuers for securities of a similar type, quality and maturity.) "Marking to market" takes into account unrealized appreciation or depreciation due to changes in interest rates or other factors which would influence the current fair values of such securities. Short-term investments maturing in sixty days or less for which there is no reliable quoted market price are valued at amortized cost which approximates market.

THE CONTRACT VALUE: The value of an Accumulation Unit on any business day is determined by multiplying the value on the immediately preceding business day by the net investment factor for the valuation period just ended. The net investment factor is used to measure the investment performance of a funding option from one valuation period to the next. The net investment factor for a funding option for any valuation period is equal to the sum of 1.000000 plus the net investment rate (the gross investment rate less any applicable funding option deductions during the valuation period relating to the mortality and expense risk charge and the administrative expense charge). The gross investment rate of a funding option is equal to (a) minus (b), divided by (c) where:

     (a) = investment income plus capital gains and losses (whether realized or unrealized);
     (b) = any deduction for applicable taxes (presently zero); and
     (c) = the value of the assets of the funding option at the beginning of the valuation period.

         The gross investment rate may be either positive or negative. A Sub-Account's assets are based on the net asset value of the funding option, and investment income includes any distribution whose ex-dividend date occurs during the valuation period.

ACCUMULATION UNIT VALUE. The value of the accumulation unit for each funding option was initially established at $1.00. The value of an accumulation unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is calculated for each funding option and takes into account the investment performance, expenses and the deduction of certain expenses.

ANNUITY UNIT VALUE. The initial Annuity Unit Value applicable to each funding option was established at $1.00. An Annuity Unit Value as of any business day is equal to (a) the value of the Annuity Unit on the preceding business day, multiplied by (b) the corresponding net investment factor for the business day just ended, divided by (c) the assumed net investment factor for the valuation period. (For example, the assumed net investment factor based on an annual assumed net investment rate of 3.0% for a valuation period of one day is
1.000081 and, for a period of two days, is 1.000081 x 1.000081.)

                           FEDERAL TAX CONSIDERATIONS

         The following description of the federal income tax consequences under this Contract is not exhaustive and is not intended to cover all situations. Because of the complexity of the law and the fact that the tax results will vary according to the factual status of the individual involved, tax advice may be needed by a person contemplating purchase of an annuity contract and by a contract owner or beneficiary who may make elections under a contract. For further information, please consult a qualified tax adviser.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

         Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which a participant under a qualified plan, a Section 403(b) annuity, or an IRA attains age 70 1/2. Distributions must also begin or be continued according to required patterns following the death of the contract owner or the annuitant.

NONQUALIFIED ANNUITY CONTRACTS

         Individuals may purchase tax-deferred annuities without tax law funding limits. The purchase payments receive no tax benefit, deduction or deferral, but increases in the value of the contract are generally deferred from tax until distribution. If a nonqualified annuity is owned by other than an individual, however, (e.g., by a corporation), the increases in value attributable to purchase payments made after February 28, 1986 are includable in income annually. Furthermore, for contracts issued after April 22, 1987, all deferred increases in value will be includable in the income of a contract owner when the contract owner transfers the contract without adequate consideration.

         If two or more annuity contracts are purchased from the same insurer within the same calendar year, distributions from any of them will be taxed based upon the amount of income in all of the same calendar year series of annuities. This will generally have the effect of causing taxes to be paid sooner on the deferred gain in the contracts.

         Those receiving partial distributions made before the maturity date will generally be taxed on an income-first basis to the extent of income in the contract. If you are exchanging another annuity contract for this annuity, certain pre-August 14, 1982 deposits into an annuity contract that have been placed in the contract by means of a tax-deferred exchange under Section 1035 of the Code may be withdrawn first without income tax liability. This information on deposits must be provided to the Company by the other insurance company at the time of the exchange. There is income in the contract generally to the extent the cash value exceeds the investment in the contract. The investment in the contract is equal to the amount of premiums paid less any amount received previously which was excludable from gross income. Any direct or indirect borrowing against the value of the contract or pledging of the contract as security for a loan will be treated as a cash distribution under the tax law.

         The federal tax law requires that nonqualified annuity contracts meet minimum mandatory distribution requirements upon the death of the contract owner, including the first of joint owners. Failure to meet these requirements will cause the surviving joint owner, or the beneficiary to lose the tax benefits associated with annuity contracts, i.e., primarily the tax deferral prior to distribution. The distribution required depends, among other things, upon whether an annuity option is elected or whether the new contract owner is the surviving spouse. Contracts will be administered by the Company in accordance with these rules and the Company will make a notification when payments should be commenced.

INDIVIDUAL RETIREMENT ANNUITIES

         To the extent of earned income for the year and not exceeding $2,000 per individual, an individual may make deductible contributions to an individual retirement annuity (IRA). There are certain limits on the deductible amount based on the adjusted gross income of the individual and spouse and based on their participation in a retirement plan. If an individual is married and the spouse does not have earned income, the individual may establish IRAs for the individual and spouse. Purchase payments may then be made annually into IRAs for both spouses in the maximum amount of 100% of earned income up to a combined limit of $4,000.

         The Code provides for the purchase of a Simplified Employee Pension
(SEP) plan. A SEP is funded through an IRA with an annual employer contribution limit of 15% of compensation up to $30,000 for each participant.

SIMPLE Plan IRA Form

         Effective January 1, 1997, employers may establish a savings incentive match plan for employees ("SIMPLE plan") under which employees can make elective salary reduction contributions to an IRA based on a percentage of compensation of up to $6,000. (Alternatively, the employer can establish a SIMPLE cash or deferred arrangement under IRS Section 401(k)). Under a SIMPLE plan IRA, the employer must either make a matching contribution of 100% on the first 3% or 7% contribution for all eligible employees. Early withdrawals are subject to the 10% early withdrawal penalty generally applicable to IRAs, except that an early withdrawal by an employee under a SIMPLE plan IRA, within the first two years of participation, shall be subject to a 25% early withdrawal tax.


ROTH IRAS

         Effective January 1, 1998, Section 408A of the Code permits certain individuals to contribute to a Roth IRA. Eligibility to make contributions is based upon income, and the applicable limits vary based on marital status and/or whether the contribution is a rollover contribution from another IRA or an annual contribution. Contributions to a Roth IRA, which are subject to certain limitations ($2,000 per year for annual contributions), are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A conversion of a "traditional" IRA to a Roth IRA may be subject to tax and other special rules apply. You should consult a tax adviser before combining any converted amounts with other Roth IRA contributions, including any other conversion amounts from other tax years.

         Qualified distributions from a Roth IRA are tax-free. A qualified distribution requires that the Roth IRA has been held for at least 5 years, and the distribution is made after age 59 1/2, on death or disability of the owner, or for a limited amount ($10,000) for a qualified first time home purchase for the owner or certain relatives. Income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during five taxable years starting with the year in which the first contribution is made to the Roth IRA.


QUALIFIED PENSION AND PROFIT-SHARING PLANS

         Under a qualified pension or profit-sharing plan, purchase payments made by an employer are not currently taxable to the participant and increases in the value of a contract are not subject to taxation until received by a participant or beneficiary.

         Distributions are taxable to the participant or beneficiary as ordinary income in the year of receipt. Any distribution that is considered the participant's "investment in the contract" is treated as a return of capital and is not taxable. Certain lump-sum distributions may be eligible for special forward averaging tax treatment for certain classes of individuals.

FEDERAL INCOME TAX WITHHOLDING

         The portion of a distribution which is taxable income to the recipient will be subject to federal income tax withholding as follows:

1. ELIGIBLE ROLLOVER DISTRIBUTION FROM SECTION 403(b) PLANS OR ARRANGEMENTS OR FROM QUALIFIED PENSION AND PROFIT-SHARING PLANS

         There is a mandatory 20% tax withholding for plan distributions that are eligible for rollover to an IRA or to another retirement plan but that are not directly rolled over. A distribution made directly to a participant or beneficiary may avoid this result if:

      (a) a periodic settlement distribution is elected based upon a life or life expectancy calculation, or

      (b) a term-for-years settlement distribution is elected for a period of ten years or more, payable at least annually, or

      (c) a minimum required distribution as defined under the tax law is taken after the attainment of the age of 70 1/2 or as otherwise required by law.

         A distribution including a rollover that is not a direct rollover will be subject to the 20% withholding, and a 10% additional tax penalty may apply to any amount not added back in the rollover. The 20% withholding may be recovered when the participant or beneficiary files a personal income tax return for the year if a rollover was completed within 60 days of receipt of the funds, except to the extent that the participant or spousal beneficiary is otherwise underwithheld or short on estimated taxes for that year.

2. OTHER NON-PERIODIC DISTRIBUTIONS (FULL OR PARTIAL REDEMPTIONS)

         To the extent not described as requiring 20% withholding in 1 above, the portion of a non-periodic distribution which constitutes taxable income will be subject to federal income tax withholding, if the aggregate distributions exceed $200 for the year, unless the recipient elects not to have taxes withheld. If no such election is made, 10% of the taxable distribution will be withheld as federal income tax. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs.


3. PERIODIC DISTRIBUTIONS (DISTRIBUTIONS PAYABLE OVER A PERIOD GREATER THAN ONE
   YEAR)

         The portion of a periodic distribution which constitutes taxable income will be subject to federal income tax withholding under the wage withholding tables as if the recipient were married claiming three exemptions. A recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by providing a completed election form. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs. As of January 1, 1998, a recipient receiving periodic payments (e.g., monthly or annual payments under an annuity option) which total $15,200 or less per year, will generally be exempt from periodic withholding.

         Recipients who elect not to have withholding made are liable for payment of federal income tax on the taxable portion of the distribution. All recipients may also be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient to cover tax liabilities.

         Recipients who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. Additionally, U.S citizens residing outside of the country, or U.S. legal residents temporarily residing outside the country, are not permitted to elect out of withholding.

                             INDEPENDENT ACCOUNTANTS

         Financial statements as of December 31, 1997 and for the period September 12, 1997 (date operations commenced) to December 31, 1997 of Fund BD IV, included in the Annual Report incorporated by reference in this SAI, have been incorporated herein in reliance on the report of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing.

         The financial statements of The Travelers Life and Annuity Company as of December 31, 1997 and 1996, and for each of the years in the three-year period ended December 31, 1997, have been included herein in reliance upon the report of KPMG Peat Marwick LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                          INDEPENDENT AUDITORS' REPORT



The Board of Directors and Shareholder
The Travelers Life and Annuity Company:


We have audited the accompanying balance sheets of The Travelers Life and Annuity Company as of December 31, 1997 and 1996, and the related statements of income and retained earnings and cash flows for each of the years in the three-year period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Life and Annuity Company as of December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1997, in conformity with generally accepted accounting principles.





                                                       /s/ KPMG Peat Marwick LLP
Hartford, Connecticut
January 26, 1998

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                   STATEMENTS OF INCOME AND RETAINED EARNINGS
                                ($ in thousands)


FOR THE YEAR ENDED DECEMBER 31,                                                        1997           1996           1995
                                                                                       ----           ----           ----

REVENUES
Premiums                                                                            $ 35,190       $ 17,462       $ 10,691
Net investment income                                                                168,653        151,326        123,197
Realized investment gains (losses)                                                    44,871         (9,613)        18,713
Other                                                                                  8,163          2,276          1,286
                                                                                    --------       --------       --------
     Total Revenues                                                                  256,877        161,451        153,887
                                                                                    --------       --------       --------

BENEFITS AND EXPENSES
Current and future insurance benefits                                                 95,639         77,285         73,818
Interest credited to contractholders                                                  35,165         35,607         30,472
Operating expenses, including amortization of deferred acquisition
  costs and value of insurance in force                                               16,498          8,977          6,161
                                                                                    --------       --------       --------
     Total Benefits and Expenses                                                     147,302        121,869        110,451
                                                                                    --------       --------       --------

Income before federal income taxes                                                   109,575         39,582         43,436
                                                                                    --------       --------       --------

Federal income taxes:
     Current                                                                          33,859         29,456          2,555
     Deferred expense (benefit)                                                        4,344        (15,665)        11,964
                                                                                    --------       --------       --------
     Total Federal Income Taxes                                                       38,203         13,791         14,519
                                                                                    --------       --------       --------

Net income                                                                            71,372         25,791         28,917
Retained earnings beginning of year                                                  167,698        157,907        128,990
Dividends to parent                                                                   14,000         16,000              -
                                                                                    --------       --------       --------
     Retained Earnings End of Year                                                  $225,070       $167,698       $157,907
                                                                                    ========       ========       ========


                       See Notes to Financial Statements.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                                 BALANCE SHEETS
                                ($ in thousands)


DECEMBER 31,                                                                                     1997             1996
------------                                                                                     ----             ----

ASSETS
Fixed maturities, available for sale at fair value (cost, $1,571,121; $1,440,806)            $1,678,120       $1,484,670
Equity securities, at fair value (cost, $15,092; $12,396)                                        16,289           15,902
Mortgage loans                                                                                  160,247          128,440
Real estate held for sale                                                                             -           10,111
Policy loans                                                                                      2,894            1,750
Short-term securities                                                                           169,229           81,162
Other invested assets                                                                           118,348           88,641
                                                                                             ----------       ----------
     Total Investments                                                                       $2,145,127       $1,810,676
                                                                                             ----------       ----------

Separate accounts                                                                               812,059          290,940
Deferred acquisition costs and value of insurance in force                                       90,966           40,027
Deferred federal income taxes                                                                    33,661           57,617
Other assets                                                                                     73,414           55,023
                                                                                             ----------       ----------
     Total Assets                                                                            $3,155,227       $2,254,283
                                                                                             ----------       ----------

LIABILITIES
Future policy benefits                                                                         $971,602         $967,621
Contractholder funds                                                                            818,971          582,183
Separate accounts                                                                               812,059          290,716
Other liabilities                                                                                86,934           41,895
                                                                                             ----------       ----------
     Total Liabilities                                                                       $2,689,566       $1,882,415
                                                                                             ----------       ----------

SHAREHOLDER'S EQUITY
Common stock, par value $100; 100,000 shares authorized, 30,000 issued and outstanding            3,000            3,000
Additional paid-in capital                                                                      167,314          167,314
Retained earnings                                                                               225,070          167,698
Unrealized investment gains, net of taxes                                                        70,277           33,856
                                                                                             ----------       ----------
     Total Shareholder's Equity                                                                 465,661          371,868
                                                                                             ----------       ----------

     Total Liabilities and Shareholder's Equity                                              $3,155,227       $2,254,283
                                                                                             ==========       ==========


                       See Notes to Financial Statements.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                            STATEMENTS OF CASH FLOWS
                           INCREASE (DECREASE) IN CASH
                                ($ in thousands)


FOR THE YEAR ENDED DECEMBER 31,                                                         1997           1996          1995
-------------------------------                                                         ----           ----          ----

CASH FLOWS FROM OPERATING ACTIVITIES
     Premiums collected                                                               $  34,553     $   6,472     $   1,950
     Net investment income received                                                     170,460        71,083        66,219
     Benefits and claims paid                                                           (90,820)      (70,331)      (71,710)
     Interest credited to contractholders                                               (35,165)         (813)            -
     Operating expenses paid                                                            (40,868)       (5,482)       (3,013)
     Income taxes paid                                                                  (22,440)      (23,931)      (35,305)
     Other                                                                               (7,702)       (6,857)       (6,772)
                                                                                     ----------     ---------     ---------
         Net Cash Provided by (Used in) Operating Activities                              8,018       (29,859)      (48,631)
                                                                                     ----------     ---------     ---------

CASH FLOWS FROM INVESTING ACTIVITIES
     Proceeds from maturities of investments
         Fixed maturities                                                                81,899        20,301        11,752
         Mortgage loans                                                                   8,972        37,789        24,137
     Proceeds from sales of investments
         Fixed maturities                                                               856,846       978,970       459,971
         Equity securities                                                               12,404        12,818        11,823
         Mortgage loans                                                                   5,483        22,437         7,013
         Real estate held for sale                                                        4,493             -             -
     Purchases of investments
         Fixed maturities                                                            (1,020,803)     (994,443)     (515,098)
         Equity securities                                                               (6,382)       (5,412)         (156)
         Mortgage loans                                                                 (41,967)      (21,450)       (4,890)
         Policy loans                                                                    (1,144)       (1,750)            -
     Short-term securities, purchases, net                                              (88,067)      (19,688)       (5,051)
     Other investments, (purchases) sales, net                                          (51,502)       (6,160)        9,274
     Securities transactions in course of settlement                                     10,526       (51,703)       45,727
                                                                                     ----------     ---------     ---------
     Net Cash Provided by (Used in) Investing Activities                               (229,242)      (28,291)       44,502
                                                                                     ----------     ---------     ---------

CASH FLOWS FROM FINANCING ACTIVITIES
     Contractholder fund deposits                                                       325,932        96,490         5,707
     Contractholder fund withdrawals                                                    (89,145)      (22,340)       (1,874)
     Dividends to parent company                                                        (14,000)      (16,000)            -
                                                                                     ----------     ---------     ---------
         Net Cash Provided by Financing Activities                                   $  222,787     $  58,150     $   3,833
                                                                                     ----------     ---------     ---------
Net increase (decrease) in cash                                                      $    1,563     $       -     $    (296)
                                                                                     ----------     ---------     ---------
Cash at December 31,                                                                 $    1,563     $       -     $       -
                                                                                     ==========     =========     =========







                       See Notes to Financial Statements.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS


1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Significant accounting policies used in the preparation of the accompanying financial statements follow.

     Basis of Presentation

     The Travelers Life and Annuity Company (the Company) is a wholly owned subsidiary of The Travelers Insurance Company (TIC), an indirect wholly owned subsidiary of Travelers Group Inc. (Travelers Group). The financial statements and accompanying footnotes of the Company are prepared in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and benefits and expenses during the reporting period. Actual results could differ from those estimates.

     The accompanying financial statements reflect a change in presentation of the assets, liabilities and operations of the structured settlement separate account business of the Company. The assets and liabilities were previously reported in separate account line items and are now incorporated in various financial statement classifications. As a result of this change, invested assets in the amount of $814.5 million and $863.6 million at December 31, 1997 and 1996, respectively, associated with structured settlement contract obligations, are reported as investments. The related structured settlement contract obligations, which were $842.3 million and $809.1 million at December 31, 1997 and 1996, respectively, are included in future policy benefits and contractholder funds. Additionally, structured settlement transactions included in the income statement for the years ended December 31, 1997, 1996 and 1995 are premiums of $23.2 million, $8.1 million and $8.0 million, respectively, net investment income of $65.9 million, $62.3 million and $60.0 million, respectively, and benefits and expenses of $66.5 million, $56.4 million and $51.8 million, respectively. The 1996 and 1995 amounts were previously reported as a net $13.9 million and $16.2 million, respectively, included in other revenue.

     This change in presentation has no effect on net income, total assets, total liabilities, or shareholder's equity as reflected in the statements of income and retained earnings, and balance sheets for the periods presented.

     The Company has determined that a change in presentation was warranted because of the nature of this particular separate account and the change in product focus of the Company. The assets of the structured settlement separate account are owned by, and investment risk is borne by, the Company, which also guarantees the obligations of this separate account. Consequently, the Company, not the contractholder, bears the risks of this separate account.

     The Company is now offering a variety of variable annuity products where the investment risk is borne by the contractholder, not the Company, and the benefits are not guaranteed. The premiums and deposits related to these products are reported in separate accounts. The Company considers it necessary to differentiate, for financial statement purposes, the results of the risks it has assumed from those it has not. See also Note 6.

     Certain reclassifications have been made to the prior year's financial statements to conform to the current year's presentation.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     Accounting Changes

     EMPLOYERS' DISCLOSURES ABOUT PENSIONS AND OTHER POSTRETIREMENT BENEFITS

     In February, 1998, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 132, "Employers' Disclosures about Pensions and Other Postretirement Benefits" (FAS 132). FAS 132 supersedes the disclosure requirements in FASB Statements No. 87, "Employers' Accounting for Pensions," No. 88, "Employers' Accounting for Settlements and Curtailments of Defined Benefits Pension Plans and Termination of Benefits," and No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions." FAS 132 addresses disclosure only and does not address measurement or recognition. In addition to other disclosure changes, FAS 132 allows employers to disclose total contributions to multi-employer plans without disaggregating the amounts attributable to pensions and other postretirement benefits. This statement is effective for fiscal years beginning after December 15, 1997. Earlier application is encouraged. Effective December 31, 1997, the Company adopted FAS 132. The adoption of this standard did not have any impact on results of operations, financial condition or liquidity.

     ACCOUNTING FOR TRANSFERS AND SERVICING OF FINANCIAL ASSETS AND EXTINGUISHMENTS OF LIABILITIES

     Effective January 1, 1997, the Company adopted Statement of Financial Accounting Standards No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" (FAS 125). FAS 125 establishes accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities. These standards are based on an approach that focuses on control. Under this approach, after a transfer of financial assets, an entity recognizes the financial and servicing assets it controls and the liabilities it has incurred, derecognizes financial assets when control has been surrendered, and derecognizes liabilities when extinguished. FAS 125 provides standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. The requirements of FAS 125 are effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after December 31, 1996, and are to be applied prospectively. However, in December 1996 the FASB issued Statement of Financial Accounting Standards No. 127, "Deferral of the Effective Date of Certain Provisions of FASB Statement No. 125," which delays until January 1, 1998 the effective date for certain provisions. Application of FAS 125 prior to the effective date or retroactively is not permitted. The adoption of the provisions of FAS 125 effective January 1, 1997 did not have a material impact on results of operations, financial condition or liquidity. The adoption of the provisions of FAS 127 effective January, 1998 will not have a material impact on the results of operations, financial condition or liquidity of the Company.

     ACCOUNTING FOR THE IMPAIRMENT OF LONG-LIVED ASSETS AND FOR LONG-LIVED ASSETS TO BE DISPOSED OF

     Effective January 1, 1996, the Company adopted Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." This statement establishes accounting standards for the impairment of long-lived assets and certain identifiable intangibles to be disposed. This statement requires a write down to fair value when long-lived assets to be held and used are impaired. The statement also requires long-lived assets to be disposed (e.g., real estate held for sale) be carried at the lower of cost or fair value less cost to sell, and does not allow such assets to be depreciated. The adoption of this standard did not have a material impact on the Company's financial condition, results of operations or liquidity.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     Accounting for Stock-Based Compensation

     In October 1995, the FASB issued Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" (FAS 123). This statement establishes financial accounting and reporting standards for stock-based employee compensation plans as well as transactions in which an entity issues its equity instruments to acquire goods or services from non-employees. This statement defines a fair value-based method of accounting for employee stock options or similar equity instruments, and encourages all entities to adopt this method of accounting for all employee stock compensation plans. However, it also allows an entity to continue to measure compensation cost for those plans using the intrinsic value-based method of accounting prescribed by Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" (APB 25). Entities electing to remain with the accounting method prescribed in APB 25 must make pro-forma disclosures of net income and earnings per share, as if the fair value-based method of accounting defined by FAS 123 had been applied. FAS 123 is applicable to fiscal years beginning after December 15, 1995. The Company has elected to continue to account for its stock-based employee compensation plans using the accounting method prescribed by APB 25 and, had the Company applied FAS 123 in accounting for stock options, net income would have been reduced by an insignificant amount in 1997, 1996 and 1995. The Company has adopted FAS 123 for its stock-based non-employee compensation plans.

     Accounting Policies

     INVESTMENTS

     Fixed maturities include bonds, notes and redeemable preferred stocks. Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. Fixed maturities are classified as "available for sale" and are reported at fair value, with unrealized investment gains and losses, net of income taxes, charged or credited directly to shareholder's equity.

     Equity securities, which include common and non-redeemable preferred stocks, are classified as "available for sale" and are carried at fair value based primarily on quoted market prices. Changes in fair values of equity securities are charged or credited directly to shareholder's equity, net of income taxes.

     Mortgage loans are carried at amortized cost. A mortgage loan is considered impaired when it is probable that the Company will be unable to collect principal and interest amounts due. For mortgage loans that are determined to be impaired, a reserve is established for the difference between the amortized cost and fair market value of the underlying collateral. In estimating fair value, the Company uses interest rates reflecting the higher returns required in the current real estate financing market. Impaired loans were insignificant at December 31, 1997 and 1996.

     Real estate held for sale is carried at the lower of cost or fair value less estimated cost to sell. Fair value of foreclosed properties is established at the time of foreclosure by internal analysis or external appraisers, using discounted cash flow analyses and other accepted techniques. Thereafter, an allowance for losses on real estate held for sale is established if the carrying value of the property exceeds its current fair value less estimated costs to sell. There was no such allowance at December 31, 1996.

     Short-term securities, consisting primarily of money market instruments and other debt issues purchased with a maturity of less than one year, are carried at amortized cost which approximates market.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     Accrual of income, included in other assets, is suspended on fixed maturities or mortgage loans that are in default, or on which it is likely that future payments will not be made as scheduled. Interest income on investments in default is recognized only as payment is received.

     Included in investments are invested assets associated with Structured Settlement Guaranteed Separate Accounts where the investment risk is borne by the Company. See Note 6.

     INVESTMENT GAINS AND LOSSES

     Realized investment gains and losses are included as a component of pre-tax revenues based upon specific identification of the investments sold on the trade date. Also included are gains and losses arising from the remeasurement of the local currency value of foreign investments to U.S. dollars, the functional currency of the Company.

     POLICY LOANS

     Policy loans are carried at the amount of the unpaid balances that are not in excess of the net cash surrender values of the related insurance policies. The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

     SEPARATE ACCOUNTS

     The Company has separate account assets and liabilities representing funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholders. Each of these accounts have specific investment objectives. The assets and liabilities of these accounts are carried at fair value, and amounts assessed to the contractholders for management services are included in revenues. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and related liability increases are excluded from benefits and expenses.

     The Company also has a separate account for structured settlement annuity obligations where the investment risk is borne by the Company. The assets and liabilities of this separate account are included in investments, future policy benefits and contractholder funds for financial reporting purposes. See Note 6.

     DEFERRED ACQUISITION COSTS AND VALUE OF INSURANCE IN FORCE

     Costs of acquiring individual life insurance and annuity business, principally commissions and certain expenses related to policy issuance, underwriting and marketing, all of which vary with and are primarily related to the production of new business, are deferred. Acquisition costs relating to traditional life insurance are amortized in relation to anticipated premiums; universal life in relation to estimated gross profits; and annuity contracts employing a level yield method. A 10- to 25-year amortization period is used for life insurance, and a 10- to 20-year period is employed for annuities. Deferred acquisition costs are reviewed periodically for recoverability to determine if any adjustment is required. Adjustments, if any are charged to income.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     The value of insurance in force represents the actuarially determined present value of anticipated profits to be realized from annuities contracts at the date of acquisition using the same assumptions that were used for computing related liabilities where appropriate. The value of insurance in force was the actuarially determined present value of the projected future profits discounted at an interest rate of 16% for the business acquired. The value of the business in force is amortized using current interest crediting rates to accrete interest and amortized employing a level yield method. The value of insurance in force is reviewed periodically for recoverability to determine if any adjustment is required. Adjustments, if any, are charged to income.

     FUTURE POLICY BENEFITS

     Benefit reserves represent liabilities for future insurance policy benefits. Benefit reserves for life insurance and annuity policies have been computed based upon mortality, morbidity, persistency and interest assumptions applicable to these coverages, which range from 3.0% to 7.5%, including a provision for adverse deviation. These assumptions consider Company experience and industry standards. The assumptions vary by plan, age at issue, year of issue and duration.

     CONTRACTHOLDER FUNDS

     Contractholder funds represent receipts from the issuance of universal life, certain individual annuity contracts, and structured settlement contracts. Contractholder fund balances are increased by such receipts and credited interest and reduced by withdrawals, mortality charges and administrative expenses charged to the contractholders. Interest rates credited to contractholder funds range from 3.9% to 7.2%.

     PERMITTED STATUTORY ACCOUNTING PRACTICES

     The Company, domiciled in the State of Connecticut, prepares statutory financial statements in accordance with the accounting practices prescribed or permitted by the State of Connecticut Insurance Department. Prescribed statutory accounting practices include certain publications of the National Association of Insurance Commissioners as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The impact of any permitted accounting practices on the statutory surplus of the Company is not material.

     PREMIUMS

     Premiums are recognized as revenues when due. Reserves are established for the portion of premiums that will be earned in future periods.

     OTHER REVENUES

     Other revenues include surrender, mortality and administrative charges, and fees earned on investment and other insurance contracts.

     FEDERAL INCOME TAXES

     The provision for federal income taxes is comprised of two components, current income taxes and deferred income taxes. Deferred federal income taxes arise from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities. The deferred federal income tax asset is recognized to the extent that future realization of the tax benefit is more likely than not, with a valuation allowance for the portion that is not likely to be recognized.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     Future Application of Accounting Standards

     In December 1997, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" (SOP 97-3). SOP 97-3 provides guidance for determining when an entity should recognize a liability for guaranty-fund and other insurance-related assessments, how to measure that liability, and when an asset may be recognized for the recovery of such assessments through premium tax offsets or policy surcharges. This SOP is effective for financial statements for fiscal years beginning after December 15, 1998, and the effect of initial adoption is to be reported as a cumulative catch-up adjustment. Restatement of previously issued financial statements is not allowed. The Company has not yet determined when it will implement this SOP and does not anticipate any material impact on the Company's financial condition, results of operations or liquidity.

     In June 1997, the FASB issued Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" (FAS 130). FAS 130 establishes standards for the reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. All items that are required to be recognized under accounting standards as components of comprehensive income are to be reported in a financial statement that is displayed with the same prominence as other financial statements. FAS 130 stipulates that comprehensive income reflect the change in equity of an enterprise during a period from transactions and other events and circumstances from non-owner sources. Comprehensive income will thus represent the sum of net income and other comprehensive income, although FAS 130 does not require the use of the terms comprehensive income or other comprehensive income. The accumulated balance of other comprehensive income shall be displayed separately from retained earnings and additional paid-in capital in the statement of financial position. FAS 130 is effective for fiscal years beginning after December 15, 1997. The Company anticipates that the adoption of FAS 130 will result primarily in reporting unrealized gains and losses on investments in debt and equity securities in comprehensive income.

     In June 1997, the FASB also issued Statement of Financial Accounting Standards No. 131, "Disclosures About Segments of an Enterprise and Related Information" (FAS 131). FAS 131 establishes standards for the way that public enterprises report information about operating segments in annual financial statements and requires that selected information about those operating segments be reported in interim financial statements. FAS 131 supersedes Statement of Financial Accounting Standards No. 14, "Financial Reporting for Segments of a Business Enterprise" (FAS 14). FAS 131 requires that all public enterprises report financial and descriptive information about its reportable operating segments. Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decisionmaker in deciding how to allocate resources and in assessing performance. FAS 131 is effective for fiscal years beginning after December 15, 1997. The Company's reportable operating segment will not change as a result of the adoption of FAS 131.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


2.   REINSURANCE

     The Company participates in reinsurance in order to limit losses, minimize exposure to large risks, provide capacity for future growth and to effect business-sharing arrangements. The Company remains primarily liable as the direct insurer on all risks reinsured.

     Life insurance in force ceded to TIC at December 31, 1997 and 1996 was $76.4 million and $90.7 million, respectively. Life insurance in force ceded to non-affiliates at December 31, 1997 and 1996, was $4.5 billion and $2.2 billion, respectively.


3.   SHAREHOLDER'S EQUITY

     Unrealized Investment Gains (Losses)

     See Note 11 for an analysis of the change in unrealized gains and losses on investments.

     Shareholder's Equity and Dividend Availability

     The Company's statutory net income was $80.3 million, $17.9 million and $23.0 million for the years ended December 31, 1997, 1996 and 1995, respectively.

     Statutory capital and surplus was $328.2 million and $254.1 million at December 31, 1997 and 1996, respectively.

     The Company is currently subject to various regulatory restrictions that limit the maximum amount of dividends available to be paid to its parent without prior approval of insurance regulatory authorities. Statutory surplus of $63.6 million is available in 1998 for dividend payments by the Company without prior approval of the Connecticut Insurance Department.


4.   DERIVATIVE FINANCIAL INSTRUMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS

     Derivative Financial Instruments

     The Company uses derivative financial instruments, including financial futures, equity options, forward contracts and interest rate swaps as a means of hedging exposure to foreign currency, equity price changes and/or interest rate risk on anticipated transactions or existing assets and liabilities. The Company does not hold or issue derivative instruments for trading purposes.

     These derivative financial instruments have off-balance sheet risk. Financial instruments with off-balance sheet risk involve, to varying degrees, elements of credit and market risk in excess of the amount recognized in the balance sheet. The contract or notional amounts of these instruments reflect the extent of involvement the Company has in a particular class of financial instrument. However, the maximum loss of cash flow associated with these instruments can be less than these amounts. For forward contracts and interest rate swaps, credit risk is limited to the amounts calculated to be due the Company on such contracts. Financial futures contracts and purchased listed option contracts have little credit risk since organized exchanges are the counterparties.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     The Company monitors creditworthiness of counterparties to these financial instruments by using criteria of acceptable risk that are consistent with on-balance sheet financial instruments. The controls include credit approvals, limits and other monitoring procedures.

     The Company uses exchange traded financial futures contracts to manage its exposure to changes in interest rates which arise from the sale of certain insurance and investment products, or the need to reinvest proceeds from the sale or maturity of investments. To hedge against adverse changes in interest rates, the Company enters long or short positions in financial futures contracts to offset asset price changes resulting from changes in market interest rates until an investment is purchased or a product is sold.

     Margin payments are required to enter a futures contract and contract gains or losses are settled daily in cash. The contract amount of futures contracts represents the extent of the Company's involvement, but not future cash requirements, as open positions are typically closed out prior to the delivery date of the contract.

     At December 31, 1997 and 1996, the Company held financial futures contracts with notional amounts of $156.3 million and $20.3 million, respectively. At December 31, 1997 and 1996, the Company's futures contracts had no fair value because these contracts are marked to market and settled in cash daily.

     The off-balance sheet risks of equity options, forward contracts, and interest rate swaps were not significant at December 31, 1997 and 1996.

     Financial Instruments with Off-Balance Sheet Risk

     In the normal course of business, the Company issues fixed and variable rate loan commitments and has unfunded commitments to partnerships. The off-balance sheet risk of these financial instruments was not significant at December 31, 1997 and 1996.

     Fair Value of Certain Financial Instruments

     The Company uses various financial instruments in the normal course of its business. Fair values of financial instruments that are considered insurance contracts are not required to be disclosed and are not included in the amounts discussed.

     At December 31, 1997, investments in fixed maturities had a carrying value and a fair value of $1.7 billion, compared with a carrying value and a fair value of $1.5 billion at December 31, 1996. See Notes 1 and 11.

     At December 31, 1997 and 1996, mortgage loans had a carrying value of $160.2 million and $128.4 million, respectively, which approximates fair value. In estimating fair value, the Company used interest rates reflecting the higher returns required in the current real estate financing market.

     The carrying values of $33.8 million and $22.7 million of financial instruments classified as other assets approximated their fair values at December 31, 1997 and 1996, respectively. The carrying values of $72.7 million and $38.5 million of financial instruments classified as other liabilities also approximated their fair values at December 31, 1997 and 1996, respectively. Fair value is determined using various methods, including discounted cash flows, as appropriate for the various financial instruments.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     At December 31, 1997, contractholder funds with defined maturities had a carrying value of $694.9 million and a fair value of $695.9 million, compared with a carrying value of $546.5 million and a fair value of $545.2 million at December 31, 1996. The fair value of these contracts is determined by discounting expected cash flows at an interest rate commensurate with the Company's credit risk and the expected timing of cash flows. Contractholder funds without defined maturities had a carrying value of $98.5 million and a fair value of $93.9 million at December 31, 1997, compared with a carrying value of $26.9 million and a fair value of $25.6 million at December 31, 1996. These contracts generally are valued at surrender value.

     The carrying values of short-term securities and policy loans approximated their fair values.


5.   COMMITMENTS AND CONTINGENCIES

     Financial Instruments with Off-Balance Sheet Risk

     The Company has, in the normal course of business, provided fixed rate loan commitments and commitments to partnerships.

     The off-balance sheet risks of fixed rate loan commitments, commitments to partnerships and forward contracts were not significant at December 31, 1997 and 1996.

     Litigation

     The Company is a defendant in various litigation matters in the normal course of business. Although there can be no assurances, as of December 31, 1997, the Company believes, based on information currently available, that the ultimate resolution of these legal proceedings would not be likely to have a material adverse effect on its results of operations, financial condition or liquidity.


6.   STRUCTURED SETTLEMENT CONTRACTS

     The Company has structured settlement contracts that provide guarantees for the contractholders independent of the investment performance of the assets held in the related separate account. The assets held in the separate account are owned by the Company and contractholders do not share in their investment performance.

     The Company maintains assets sufficient to fund the guaranteed benefits attributable to the liabilities. Assets held in the separate account cannot be used to satisfy any other obligations of the Company.

     The Company reports the related assets and liabilities in investments, future policy benefit reserves and contractholder funds.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


7.   BENEFIT PLANS

     Pension and Other Postretirement Benefits

     The Company participates in a qualified, noncontributory defined benefit pension plan sponsored by an affiliate. In addition, the Company provides certain other postretirement benefits to retired employees through a plan sponsored by an affiliate. The Company's share of net expense for the qualified pension and other postretirement benefit plans was not significant for 1997, 1996 and 1995. Beginning January 1, 1996, the Company's other postretirement benefit plans were amended to restrict benefit eligibility to retirees and certain retiree-eligible employees. Previously, covered employees could become eligible for postretirement benefits if they reached retirement age while working for the Company.

     401(k) Savings Plan

     Substantially all of the Company's employees are eligible to participate in a 401(k) savings plan sponsored by Travelers Group. Prior to January 1, 1996, the Company made matching contributions to the 401(k) savings plan on behalf of participants in the amount of 50% of the first 5% of pre-tax contributions made by the employee, plus an additional variable matching contribution based on the profitability of The Travelers Insurance Group Inc. (TIGI) and its subsidiaries. During 1996, the Company made matching contributions in an amount equal to the lesser of 100% of the pre-tax contributions made by the employee or $1,000. Effective January 1, 1997, the Company discontinued matching contributions for the majority of its employees. The Company's expenses in connection with the 401(k) savings plan were not significant in 1997, 1996 and 1995.


8.   RELATED PARTY TRANSACTIONS

     The principal banking functions, including payment of salaries and expenses, for certain subsidiaries and affiliates of TIGI, including the Company, are handled by two companies. TIC handles banking functions for the life and annuity operations of Travelers Life and Annuity and some of its non-insurance affiliates. The Travelers Indemnity Company handles banking functions for the property-casualty operations, including most of its property-casualty insurance and non-insurance affiliates. Settlements between companies are made at least monthly. TIC provides various employee benefit coverages to certain subsidiaries of TIGI. The premiums for these coverages were charged in accordance with cost allocation procedures based upon salaries or census. In addition, investment advisory and management services, data processing services and claims processing services are provided by affiliated companies. Charges for these services are shared by the companies on cost allocation methods based generally on estimated usage by department.

     TIC maintains a short-term investment pool in which the Company participates. The position of each company participating in the pool is calculated and adjusted daily. At December 31, 1997 and 1996, the pool totaled approximately $2.6 billion and $2.9 billion, respectively. The Company's share of the pool amounted to $145.5 million and $68.2 million at December 31, 1997 and 1996, respectively, and is included in short-term securities in the balance sheet.

     The Company's TTM Modified Guaranteed Annuity Contracts are subject to a limited guarantee agreement by TIC in a principal amount of up to $400 million. TIC's obligation is to pay in full to any owner or beneficiary of the TTM Modified Guaranteed Annuity Contracts principal and interest as and when due under the annuity contract to the extent that the Company fails to make such payment. In addition, TIC guarantees that the Company will maintain a minimum statutory capital and surplus level.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     The Company sells structured settlement annuities to an affiliate, The Travelers Indemnity Company. Premiums and deposits were $70.6 million, $36.9 million and $36.6 million for 1997, 1996 and 1995, respectively.

     The Company began marketing variable annuity products through its affiliate, Salomon Smith Barney, in 1995. Premiums and deposits related to these products were $615.6 million, $300.0 million and $20.5 million in 1997, 1996 and 1995, respectively.

     The Company participates in a stock option plan sponsored by Travelers Group that provides for the granting of stock options in Travelers Group common stock to officers and key employees. To further encourage employee stock ownership, during 1997 Travelers Group introduced the WealthBuilder stock option program. Under this program, all employees meeting certain requirements have been granted Travelers Group stock options.

     Most leasing functions for TIGI and its subsidiaries are handled by TAP. Rent expense related to these leases are shared by the companies on a cost allocation method based generally on estimated usage by department. The Company's rent expense was insignificant in 1997, 1996 and 1995.

     At December 31, 1997 and 1996, the Company had investments in Tribeca Investments LLC in the amounts of $16.5 million and $7.8 million, included in other invested assets.


9.    FEDERAL INCOME TAXES
     ($ in thousands)

         EFFECTIVE TAX RATE

          FOR THE YEAR ENDED DECEMBER 31,                               1997             1996              1995
          -------------------------------                               ----             ----              ----

          Income Before Federal Income Taxes                          $109,575           $39,582          $43,436
          Statutory Tax Rate                                                35%               35%              35%
                                                                      --------           -------          -------
          Expected Federal Income Taxes                                 38,351            13,854           15,203
          Tax Effect of:
               Non-taxable investment income                               (24)              (15)             (13)
               Other, net                                                 (124)              (48)            (671)
                                                                      --------           -------          -------
          Federal Income Taxes                                          38,203           $13,791          $14,519
                                                                      ========           =======          =======
          Effective Tax Rate                                                35%               35%              33%
                                                                      --------           -------          -------

          COMPOSITION OF FEDERAL INCOME TAXES
          Current:
               United States                                            33,805           $29,435           $2,555
               Foreign                                                      54                21                -
                                                                      --------           -------          -------
               Total                                                    33,859            29,456            2,555
                                                                      --------           -------          -------

          Deferred:
               United States                                             4,344           (15,665)          11,964
                                                                      --------           -------          -------
          Total Net Earned Premiums                                    $38,203           $13,791          $14,519
                                                                      ========           =======          =======

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     The net deferred tax assets at December 31, 1997 and 1996 were comprised of the tax effects of temporary differences related to the following assets and liabilities:

          ($ in thousands)                                                               1997              1996
                                                                                         ----              ----

          Deferred Tax Assets:
               Benefit, reinsurance and other reserves                                  $100,969          $79,484
               Other                                                                       2,571            3,043
                                                                                        --------          -------
                   Total                                                                 103,540           82,527
                                                                                        --------          -------

          Deferred Tax Liabilities:
               Investments, net                                                           42,933           12,113
               Deferred acquisition costs and value of insurance in force                 23,650           10,066
               Other                                                                       1,226              662
                                                                                         -------          -------
                   Total                                                                  67,809           22,841
                                                                                         -------          -------

          Net Deferred Tax Asset Before Valuation Allowance                               35,731           59,686
          Valuation Allowance for Deferred Tax Assets                                     (2,070)          (2,070)
                                                                                         -------          -------

          Net Deferred Tax Asset After Valuation Allowance                               $33,661          $57,616
                                                                                         -------          -------

     Starting in 1994 and continuing for at least five years, TIC and its life insurance subsidiaries, including the Company, has filed, and will file, a consolidated federal income tax return. Federal income taxes are allocated to each member on a separate return basis adjusted for credits and other amounts required by the consolidation process. Any resulting liability has been, and will be, paid currently to TIC. Any credits for losses have been, and will be, paid by TIC to the extent that such credits are for tax benefits that have been utilized in the consolidated federal income tax return.

     A net deferred tax asset valuation allowance of $2.1 million has been established to reduce the deferred tax asset on investment losses to the amount that, based upon available evidence, is more likely than not to be realized. Reversal of the valuation allowance is contingent upon the recognition of future capital gains in the Company's consolidated life insurance company federal income tax return through 1998, and if life/non-life consolidation is elected in 1999, the consolidated federal income tax return of Travelers Group commencing in 1999, or a change in circumstances which causes the recognition of the benefits to become more likely than not. There was no change in the valuation allowance during 1997. The initial recognition of any benefit provided by the reversal of the valuation allowance will be recognized by reducing goodwill.

     In management's judgment, the $33.7 million "net deferred tax asset after valuation allowance" as of December 31, 1997, is fully recoverable against expected future years' taxable ordinary income and capital gains. At December 31, 1997, the Company has no ordinary or capital loss carryforwards.

     The "policyholders surplus account", which arose under prior tax law, is generally that portion of the gain from operations that has not been subjected to tax, plus certain deductions. The balance of this account, which, under provisions of the Tax Reform Act of 1984, will not increase after 1983, is estimated to be $2.0 million. This amount has not been subjected to current income taxes but, under certain conditions that management considers to be remote, may become subject to income taxes in future years. At current rates, the maximum amount of such tax (for which no provision has been made in the financial statements) would be approximately $700 thousand.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


10.   NET INVESTMENT INCOME

          FOR THE YEAR ENDED DECEMBER 31,
          ($ in thousands)                                                   1997           1996            1995
                                                                             ----           ----            ----

          GROSS INVESTMENT INCOME
               Fixed maturities                                            $120,900       $113,296        $105,821
               Equity securities                                                704            554             835
               Mortgage loans                                                14,905         18,278          14,974
               Real estate held for sale                                      1,457          3,480           2,476
               Other                                                         32,459         19,854           2,537
                                                                           --------       --------        --------
                                                                            170,425        155,462         126,643
                                                                           --------       --------        --------

          Investment expenses                                                 1,772          4,136           3,446
                                                                           --------       --------        --------
          Net investment income                                            $168,653       $151,326        $123,197
                                                                           --------       --------        --------


11.  INVESTMENTS AND INVESTMENT GAINS (LOSSES)

     Realized investment gains (losses) for the periods were as follows:

          FOR THE YEAR ENDED DECEMBER 31,
          ($ in thousands)                                                   1997            1996            1995
                                                                             ----            ----            ----

          REALIZED INVESTMENT GAINS (LOSSES)
               Fixed maturities                                             $29,236        $(11,491)       $(4,240)
               Equity securities                                              8,385           4,613          6,138
               Mortgage loans                                                    (8)          1,979            725
               Real estate held for sale                                      2,164             (73)           (35)
               Other                                                          5,094          (4,641)        16,125
                                                                            -------        --------        -------
                   Total Realized Investment Gains (Losses)                 $44,871         $(9,613)       $18,713
                                                                            -------        --------        -------

     Changes in net unrealized investment gains (losses) that are included as a separate component of shareholder's equity were as follows:

          FOR THE YEAR ENDED DECEMBER 31,
          ($ in thousands)                                                    1997            1996            1995
                                                                              ----            ----            ----

          UNREALIZED INVESTMENT GAINS (LOSSES)
               Fixed maturities                                             $34,451        $(23,953)       $111,551
               Equity securities                                             (2,394)           (746)          1,834
               Other                                                         23,975          22,431           4,390
                                                                            -------        --------        --------
                   Total Unrealized Investment Gains (Losses)                56,032          (2,268)        117,775

               Related taxes                                                 19,611            (794)         41,221
                                                                            -------        --------        --------
               Change in unrealized investment gains (losses)                36,421          (1,474)         76,554
               Balance beginning of year                                     33,856          35,330         (41,224)
                                                                            -------        --------         -------
                   Balance End of Year                                      $70,277         $33,856         $35,330
                                                                            -------        --------         -------

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     Fixed Maturities

     Proceeds from sales of fixed maturities classified as available for sale were $856.8 million and $2.1 billion in 1997 and 1996, respectively. Gross gains of $38.1 million and $8.4 million and gross losses of $8.9 million and $19.9 million in 1997 and 1996, respectively, were realized on those sales.

     Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. The fair value of investments for which a quoted market price or dealer quote are not available amounted to $485.3 million and $360.1 million at December 31, 1997 and 1996, respectively.

     The amortized cost and fair values of investments in fixed maturities were as follows:

          DECEMBER 31, 1997                                                    GROSS           GROSS
          ($ in thousands)                                   AMORTIZED       UNREALIZED      UNREALIZED           FAIR
                                                                COST            GAINS          LOSSES            VALUE
                                                                ----            -----          ------            -----

          AVAILABLE FOR SALE:
               Mortgage-backed securities - CMOs and
               pass-through securities                       $  144,921       $   8,254       $  (223)       $  152,952
               U.S. Treasury securities and
               obligations of U.S. Government and
               government agencies and authorities              248,081          34,111          (123)          282,069
               Obligations of states and political
               subdivisions                                      14,560             392            (2)           14,950
               Debt securities issued by foreign
               governments                                       85,367           6,194          (228)           91,333
               All other corporate bonds                      1,077,211          59,972        (1,387)        1,135,796
               Redeemable preferred stock                           981              48            (9)            1,020
                                                             ----------        --------       -------        ----------
                   Total Available For Sale                  $1,571,121        $108,971       $(1,972)       $1,678,120
                                                             ==========        ========       =======        ==========

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)


          DECEMBER 31, 1996                                                       GROSS          GROSS
          ($ in thousands)                                       AMORTIZED    UNREALIZED      UNREALIZED           FAIR
                                                                    COST         GAINS          LOSSES             VALUE
                                                                    ----         -----          ------             -----

          AVAILABLE FOR SALE:
               Mortgage-backed securities - CMOs and
               pass-through securities                            $154,788       $  3,312        $(901)           $157,199
               U.S. Treasury securities and obligations of
               U.S. Government and government agencies and
               authorities                                         255,858         16,855          (61)            272,652
               Obligations of states and political
               subdivisions                                         16,124            263         (189)             16,198
               Debt securities issued by foreign
               governments                                         109,120          3,215       (1,447)            110,888
               All other corporate bonds                           904,831         28,204       (5,387)            927,648
               Redeemable preferred stock                               85              -            -                  85
                                                                ----------        -------      -------          ----------
                   Total Available For Sale                     $1,440,806        $51,849      $(7,985)         $1,484,670
                                                                ==========        =======      =======          ==========

     The amortized cost and fair value of fixed maturities available for sale at December 31, 1997, by contractual maturity, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

          ($ in thousands)                                        AMORTIZED             FAIR
                                                                     COST               VALUE

          MATURITY:
               Due in one year or less                            $   17,978         $   18,312
               Due after 1 year through 5 years                      211,272            216,191
               Due after 5 years through 10 years                    381,690            401,338
               Due after 10 years                                    815,260            889,327
                                                                  ----------         ----------
                                                                   1,426,200          1,525,168
                                                                  ----------         ----------
               Mortgage-backed securities                            144,921            152,952
                                                                  ----------         ----------
                   Total Maturity                                 $1,571,121         $1,678,120
                                                                  ==========         ==========

     The Company makes significant investments in collateralized mortgage obligations (CMOs). CMOs typically have high credit quality, offer good liquidity, and provide a significant advantage in yield and total return compared to U.S. Treasury securities. The Company's investment strategy is to purchase CMO tranches which are protected against prepayment risk, including planned amortization class (PAC) tranches. Prepayment protected tranches are preferred because they provide stable cash flows in a variety of interest rate scenarios. The Company does invest in other types of CMO tranches if a careful assessment indicates a favorable risk/return tradeoff. The Company does not purchase residual interests in CMOs.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     At December 31, 1997 and 1996, the Company held CMOs with a market value of $122.8 million and $126.3 million, respectively. The Company's CMO holdings were 97.5% and 97.6% collateralized by GNMA, FNMA or FHLMC securities at December 31, 1997 and 1996, respectively.

     Equity Securities

     The cost and market values of investments in equity securities were as follows:

          EQUITY SECURITIES:                                                       GROSS           GROSS
          ($ in thousands)                                                      UNREALIZED       UNREALIZED
                                                                   COST            GAINS           LOSSES        FAIR VALUE
                                                                   ----            -----           ------        ----------

          DECEMBER 31, 1997
               Common stocks                                     $ 3,318           $  583          $ (70)         $ 3,831
               Non-redeemable preferred stocks                    11,774              931           (247)          12,458
                                                                 -------           ------          -----          -------
                   Total Equity Securities                       $15,092           $1,514          $(317)         $16,289
                                                                 -------           ------          -----          -------

          DECEMBER 31, 1996

               Common stocks                                     $ 2,722           $3,441          $(163)         $ 6,000
               Non-redeemable preferred stocks                     9,674              323            (95)           9,902
                                                                 -------           ------          -----          -------
                   Total Equity Securities                       $12,396           $3,764          $(258)         $15,902
                                                                 -------           ------          ------         -------

     Proceeds from sales of equity securities were $12.4 million and $20.3 million in 1997 and 1996, respectively. Gross gains of $8.6 million and $4.7 million and gross losses of $172 thousand and $155 thousand in 1997 and 1996, respectively, were realized on those sales.

     Mortgage Loans and Real Estate Held For Sale

     Underperforming assets include delinquent mortgage loans, loans in the process of foreclosure, foreclosed loans and loans modified at interest rates below market.

     At December 31, 1997 and 1996, the Company's mortgage loan portfolios and real estate held for sale consisted of the following:

          ($ in thousands)                                           1997              1996
                                                                     ----              ----

          Current Mortgage Loans                                  $ 160,247          $128,292
          Underperforming Mortgage Loans                                  -               148
                                                                  ---------          --------
               Total                                                160,247           128,440
                                                                  ---------          --------
          Real Estate Held For Sale                                       -            10,111
                                                                  ---------          --------
               Total                                              $ 160,247          $138,551
                                                                  ---------          --------

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     Aggregate annual maturities on mortgage loans at December 31, 1997 are as follows:

          ($ in thousands)

          Past Maturity                                            $      -
          1998                                                        5,108
          1999                                                        8,773
          2000                                                        8,920
          2001                                                       11,352
          2002                                                       17,986
          Thereafter                                                108,108
                                                                   --------
               Total                                               $160,247
                                                                   ========

     Joint Venture

     In October 1997, TIC and Tishman Speyer Properties (Tishman), a worldwide real estate owner, developer and manager, formed a joint real estate venture with an initial equity commitment of $792 million. TIC and certain of its affiliates committed $420 million in real estate equity and $100 million in cash while Tishman committed $272 million in properties and cash. Both companies are serving as asset managers for the venture and Tishman is primarily responsible for the venture's real estate acquisition and development efforts. The Company's investment in the joint venture totaled $54.8 million at December 31, 1997.

     Concentrations

     At December 31, 1997 and 1996, the Company had investments of $50.8 million and $75.1 million in the State of Israel, respectively. Additionally, in 1996 the Company had $40.6 million in Merrill Lynch Trust Series 45.

     The Company participates in a short-term investment pool maintained by an affiliate. See Note 8.

     Included in fixed maturities are below investment grade assets totaling $76.7 million and $81.7 million at December 31, 1997 and 1996, respectively. The Company defines its below investment grade assets as those securities rated "Ba1" or below by external rating agencies, or the equivalent by internal analysts when a public rating does not exist. Such assets include publicly traded below investment grade bonds and certain other privately issued bonds that are classified as below investment grade bonds.

     The Company also had concentrations of investments, primarily fixed maturities, in the following industries:

          ($ in thousands)                               1997           1996
                                                         ----           ----

          Transportation                                $138,903      $  86,819
          Banking                                        130,966         71,506
          Electric utilities                             106,724         76,426
                                                         -------         ------

     Below investment grade assets included in the preceding table were not significant.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     Concentrations of mortgage loans by property type at December 31, 1997 and 1996 were as follows:

          ($ in thousands)                               1997           1996
                                                         ----           ----

          Agricultural                                   $62,463        $49,801
          Office                                          47,453         35,333
          Retail                                          23,214         21,924
                                                          ------         ------

     The Company monitors creditworthiness of counterparties to all financial instruments by using controls that include credit approvals, limits and other monitoring procedures. Collateral for fixed maturities often includes pledges of assets, including stock and other assets, guarantees and letters of credit. The Company's underwriting standards with respect to new mortgage loans generally require loan to value ratios of 75% or less at the time of mortgage origination.

     Non-Income Producing Investments

     Investments included in the balance sheets that were non-income producing for the preceding 12 months were insignificant.

     Restructured Investments

     The Company had mortgage loan and debt securities which were restructured at below market terms totaling approximately $1.0 million at December 31, 1996. The new terms typically defer a portion of contract interest payments to varying future periods. The accrual of interest is suspended on all restructured assets, and interest income is reported only as payment is received. Gross interest income on restructured assets that would have been recorded in accordance with the original terms of such assets was insignificant. Interest on these assets, included in net investment income was insignificant.


12.  LIFE AND ANNUITY DEPOSIT FUNDS AND RESERVES

     At December 31, 1997, the Company had $1.8 million of life and annuity deposit funds and reserves. Of that total, $1.5 million were not subject to discretionary withdrawal based on contract terms. The remaining $.3 million were life and annuity products that were subject to discretionary withdrawal by the contractholders. Included in the amount that is subject to discretionary withdrawal were $.2 million of liabilities that are surrenderable with market value adjustments. An additional $.1 million of the life insurance and individual annuity liabilities are subject to discretionary withdrawals with an average surrender charge of 4.8%. The life insurance risks would have to be underwritten again if transferred to another carrier, which is considered a significant deterrent for long-term policyholders. Insurance liabilities that are surrendered or withdrawn from the Company are reduced by outstanding policy loans and related accrued interest prior to payout.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


13. RECONCILIATION OF NET INCOME TO NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES

     The following table reconciles net income to net cash provided by (used in) operating activities:

          FOR THE YEAR ENDED DECEMBER 31,                                      1997            1996             1995
                                                                               ----            ----             ----
          ($ in thousands)

          Net Income From Continuing Operations                                 $71,372       $ 25,791         $ 28,917
               Adjustments to reconcile net income to cash provided by
               operating activities:
                   Realized (gains) losses                                      (44,871)         9,613          (18,713)
                   Deferred federal income taxes                                  4,344        (15,665)          11,964
                   Amortization of deferred policy acquisition costs and
                   value of insurance in force                                    6,036          3,286            1,563
                   Additions to deferred policy acquisition costs               (56,975)       (20,753)          (3,109)
                   Investment income accrued                                        908          1,308             (819)
                   Premium balances receivable                                   (3,450)        (3,561)          (2,277)
                   Insurance reserves and accrued expenses                        3,981        (16,459)         (20,081)
                   Other                                                         26,673        (13,419)         (46,076)
                                                                                 ------       --------         --------
                   Net cash provided by (used in) operations                     $8,018       $(29,859)        $(48,631)
                                                                                 ------       --------         --------


14.  NON-CASH INVESTING AND FINANCING ACTIVITIES

     There were no significant non-cash investing and financing activities for 1997, 1996 and 1995.

                             Travelers Index Annuity


                       STATEMENT OF ADDITIONAL INFORMATION





                      Individual Variable Annuity Contract
                                    issued by



                     The Travelers Life and Annuity Company
                                One Tower Square
                           Hartford, Connecticut 06183




L-12683S                                                                May 1998

                                     PART C

                               Other Information

Item 24.  Financial Statements and Exhibits

(a) The financial statements of the Registrant and the Report of Independent Accountants thereto are contained in the Registrant's Annual Report and are incorporated into the Statement of Additional Information by reference. The financial statements of the Registrant include:

               Statement of Assets and Liabilities as of December 31, 1997 Statement of Operations for the period September 12, 1997 (date operations commenced) to December 31, 1997
               Statement of Changes in Net Assets for the period September 12,
                   1997 (date operations commenced) to December 31, 1997
               Statement of Investments as of December 31, 1997
               Notes to Financial Statements


         The financial statements of The Travelers Life and Annuity Company and the report of Independent Accountants, are contained in the Statement of Additional Information. The consolidated financial statements of The Travelers Life and Annuity Company include:

               Statements of Income and Retained Earnings for the years ended
                   December 31, 1997, 1996 and 1995
               Balance Sheets as of December 31, 1997 and 1996
               Statements of Cash Flows for the years ended December 31, 1997,
                   1996 and 1995
               Notes to Financial Statements


(b)         Exhibits

1. Resolution of The Travelers Life and Annuity Company Board of Directors authorizing the establishment of the Registrant. (Incorporated herein by reference to Exhibit 1 to the Registration Statement on Form N-4, filed May 23, 1997.)

2.       Not Applicable.

3(a). Form of Distribution and Management Agreement among the Registrant, The Travelers Life and Annuity Company and Tower Square Securities, Inc. (Incorporated herein by reference to Exhibit 3(a) to the Registration Statement on Form N-4, filed May 23, 1997.)

3(b). Form of Selling Agreement (Incorporated herein by reference to Exhibit 3(b) to the Registration Statement on Form N-4, filed May 23, 1997.)

4.       Variable Annuity Contract. (Incorporated herein by reference to
         Exhibit 4 to the Registration Statement on Form N-4, filed May 23,
         1997.)

5. Application. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, filed August 12, 1997.)

6(a). Charter of The Travelers Life and Annuity Company, as amended on April 10, 1990. (Incorporated herein by reference to Exhibit 6(a) to Registration Statement on Form N-4, File No. 33-58131, filed via Edgar on March 17, 1995.)

6(b). By-Laws of The Travelers Life and Annuity Company, as amended on October 20, 1994. (Incorporated herein by reference to Exhibit 6(b) to the Registration Statement on Form N-4, File No. 33-58131, filed via Edgar on March 17, 1995.)

9. Opinion of Counsel as to the legality of securities being registered. (Incorporated herein by reference to Exhibit 9 to the Registration Statement on Form N-4 filed May 23, 1997.)

10(a).   Consent of Coopers & Lybrand L.L.P., Independent Accountants.

10(a).   Consent of KPMG Peat Marwick LLP, Independent Certified Public
         Accountants.

13. Computation of Total Return Calculations - Standardized and Non-Standardized. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, filed August 12, 1997.)

15(a). Powers of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for Michael A. Carpenter, Jay S. Benet, George C. Kokulis, Robert I. Lipp, Ian R. Stuart, Katherine M. Sullivan and Marc
         P. Weill. (Incorporated herein by reference to Exhibit 15(a) to the Registration Statement on Form N-4, filed May 23, 1997.)

Item 25.  Directors and Officers of the Depositor

Name and Principal                                 Positions and Offices
Business Address                                   with Insurance Company
--------------------------                         ----------------------
Michael A. Carpenter*                      Director, Chairman of the Board
                                           President and Chief Executive Officer
Jay S. Benet*                              Director and Senior Vice President
George C. Kokulis*                         Director and Senior Vice President
Robert I. Lipp*                            Director
Ian R. Stuart*                             Director, Senior Vice President,
                                           Chief Financial Officer, Chief
                                           Accounting Officer and Controller
Katherine M. Sullivan*                     Director and Senior Vice President
                                           and General Counsel
Marc P. Weill**                            Director and Senior Vice President
Stuart Baritz**                            Senior Vice President
Elizabeth C. Georgakopoulos*               Senior Vice President
Barry Jacobson*                            Senior Vice President
Russell H. Johnson*                        Senior Vice President
Warren H. May*                             Senior Vice President
Christine M. Modie*                        Senior Vice President
David A. Tyson*                            Senior Vice President
F. Denney Voss*                            Senior Vice President
Paula Burton*                              Vice President
Virginia M. Meany*                         Vice President
Selig Ehrlich*                             Vice President and Actuary
Donald R. Munson, Jr.*                     Second Vice President
Ernest J. Wright*                          Vice President and Secretary
Kathleen A. McGah*                         Assistant Secretary and Counsel

    Principal Business Address:
*   The Travelers Life and Annuity Company        **  Travelers Group Inc.
    One Tower Square                                  388 Greenwich Street
    Hartford, CT  06183                               New York, N.Y. 10013


Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

Incorporated herein by reference to Item 26 to Post-Effective Amendment No. 3 to the Registration Statement on form N-4, File No. 33-58131, filed April 10, 1998.


Item 27.  Number of Contract Owners

As of March 1, 1998, 351 contract owners held qualified and non-qualified contracts offered by the Registrant.

Item 28.  Indemnification

Section 33-770 of the Connecticut General Statutes ("C.G.S.") regarding indemnification of directors and officers of Connecticut corporations provides in general that Connecticut corporations shall indemnify their officers, directors and certain other defined individuals against judgments, fines, penalties, amounts paid in settlement and reasonable expenses actually incurred in connection with proceedings against the corporation. The corporation's obligation to provide such indemnification generally does not apply unless (1) the individual is successful on the merits in the defense of any such proceeding; or (2) a determination is made (by persons specified in the statute) that the individual acted in good faith and in the best interests of the corporation; or (3) the court, upon application by the individual, determines in view of all of the circumstances that such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine. With respect to proceedings brought by or in the right of the corporation, the statute provides that the corporation shall indemnify its officers, directors and certain other defined individuals, against reasonable expenses actually incurred by them in connection with such proceedings, subject to certain limitations.

C.G.S. Section 33-770 provides an exclusive remedy; a Connecticut corporation cannot indemnify a director or officer to an extent either greater or less than that authorized by the statute, e.g., pursuant to its certificate of incorporation, by-laws, or any separate contractual arrangement. However, the statute does specifically authorize a corporation to procure indemnification insurance to provide greater indemnification rights. The premiums for such insurance may be shared with the insured individuals on an agreed basis.

Travelers Group Inc. also provides liability insurance for its directors and officers and the directors and officers of its subsidiaries, including the Depositor. This insurance provides for coverage against loss from claims made against directors and officers in their capacity as such, including, subject to certain exceptions, liabilities under the Federal securities laws.

Rule 484 Undertaking

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liability (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  Principal Underwriter

(a)       Tower Square Securities, Inc.
          One Tower Square
          Hartford, Connecticut 06183

Tower Square Securities, Inc. also serves as principal underwriter for the following :

The Travelers Growth and Income Stock Account for Variable Annuities
The Travelers Quality Bond Account for Variable Annuities
The Travelers Money Market Account for Variable Annuities
The Travelers Timed Growth and Income Stock Account for Variable Annuities The Travelers Timed Short-Term Bond Account for Variable Annuities
The Travelers Timed Aggressive Stock Account for Variable Annuities
The Travelers Timed Bond Account for Variable Annuities
The Travelers Fund U for Variable Annuities
The Travelers Fund VA for Variable Annuities
The Travelers Fund BD for Variable Annuities
The Travelers Fund BD II for Variable Annuities
The Travelers Fund BD III for Variable Annuities
The Travelers Fund ABD for Variable Annuities
The Travelers Fund ABD II for Variable Annuities
The Travelers Separate Account QP for Variable Annuities
The Travelers Separate Account PF for Variable Annuities
The Travelers Separate Account PF II for Variable Annuities
The Travelers Fund UL for Variable Life Insurance
The Travelers Fund UL II for Variable Life Insurance
The Travelers Variable Life Insurance Separate Account One
The Travelers Variable Life Insurance Separate Account Three
The Travelers Variable Life Insurance Separate Account Two
The Travelers Variable Life Insurance Separate Account Four


(b)         Name and Principal                         Positions and Offices
            Business Address *                         With Underwriter
            ------------------                         ----------------
         Russell H. Johnson                            Chairman of the Board Chief Executive Officer,
                                                            President and Chief Operating Officer
         William F. Scully, III                        Member, Board of Directors,
                                                            Senior Vice President, Treasurer
                                                            and Chief Financial Officer
         Cynthia P. Macdonald                          Vice President, Chief Compliance
                                                            Officer, and Assistant Secretary
         Joanne K. Russo                               Member, Board of Directors
                                                            Senior Vice President
         William D. Wilcox                             General Counsel and Secretary
         Kathleen A. McGah                             Assistant Secretary
         Jay S. Benet                                  Member, Board of Directors
         George C. Kokulis                             Member, Board of Directors
         Warren H. May                                 Member, Board of Directors
         Donald R. Munson, Jr.                         Senior Vice President
         Stuart L. Baritz                              Vice President

(b)         Name and Principal                         Positions and Offices
            Business Address *                         With Underwriter
            ------------------                         ----------------
         Michael P. Kiley                              Vice President
         Tracey Kiff-Judson                            Vice President
         Robin A. Jones                                Second Vice President
         Whitney F. Burr                               Second Vice President
         Marlene M. Ibsen                              Second Vice President
         John Taylor                                   Second Vice President
         John J. Williams, Jr.                         Director and Assistant Compliance Officer
         Susan M. Curcio                               Director and Operations Manager
         Dennis D. D'Angelo                            Director
         Thomas P. Tooley                              Director
         Nancy S. Waldrop                              Assistant Treasurer

         * Principal business address: One Tower Square, Hartford, Connecticut 06183

(c)         Not Applicable

Item 30.  Location of Accounts and Records

(1)         The Travelers Life and Annuity Company
            One Tower Square
            Hartford, Connecticut  06183

Item 31.  Management Services

Not Applicable.

Item 32.  Undertakings

The undersigned Registrant hereby undertakes:

(a) To file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen months old for so long as payments under the variable annuity contracts may be accepted;

(b) To include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

(c) To deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

The Company hereby represents:

(a). That the aggregate charges under the Contracts of the Registrant described herein are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this post-effective amendment to this registration statement and has duly caused this post-effective amendment to this registration statement to be signed on its behalf in the City of Hartford, State of Connecticut, on April 16, 1998.

                         THE TRAVELERS FUND BD IV FOR VARIABLE ANNUITIES
                                           (Registrant)

                         THE TRAVELERS LIFE AND ANNUITY COMPANY
                                            (Depositor)

                             By: *IAN R. STUART
                                 ---------------------------------------
                                 Ian R. Stuart
                                 Senior Vice President, Chief Financial Officer, Chief Accounting Office and Controller

As required by the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities indicated on April 16, 1998.


*MICHAEL A. CARPENTER                                       Director, Chairman of the Board, President
-------------------------------------------                 and Chief Executive Officer
(Michael A. Carpenter)

*JAY S. BENET                                               Director
-------------------------------------------
(Jay S. Benet)

*GEORGE C. KOKULIS                                          Director
-------------------------------------------
(George C. Kokulis

*ROBERT I. LIPP                                             Director
-------------------------------------------
(Robert I. Lipp)

*IAN R. STUART                                              Director, Senior Vice President, Chief
-------------------------------------------                 Financial Officer, Chief Accounting Officer
(Ian R. Stuart)                                             and Controller

*KATHERINE M. SULLIVAN                                      Director, Senior Vice President and
-------------------------------------------                 General Counsel
(Katherine M. Sullivan)

*MARC P. WEILL                                              Director
-------------------------------------------
(Marc P. Weill)


*By:   Ernest J. Wright, Attorney-in-Fact

                                 EXHIBIT INDEX

Exhibit
No.                               Description                                                   Method of Filling
---------                         -----------                                                   -----------------
1        Resolution of The Travelers Life and Annuity Company Board of
         Directors authorizing the establishment of the Registrant.
         (Incorporated herein by reference to Exhibit 1 to the Registration
         Statement on Form N-4, filed May 23, 1997.)

3(a)     Form of Distribution and Management Agreement among the
         Registrant, The Travelers Life and Annuity Company and Tower
         Square Securities, Inc. (Incorporated herein by reference to Exhibit 3(a) to the Registration Statement on Form N-4, filed May 23, 1997.)

3(b) Form of Selling Agreement. (Incorporated herein by reference to Exhibit 3(b) to the Registration Statement on Form N-4, filed May 23, 1997.)

4 Form of Variable Annuity Contract. (Incorporated herein by reference to Exhibit 4 to the Registration Statement on Form N-4, filed May 23, 1997.)

5        Application. (Incorporated herein by reference to Pre-Effective
         Amendment No. 1 to the Registration Statement on Form N-4, filed August 12, 1997.)

6(a) Charter of The Travelers Life and Annuity Company, as amended on April 10, 1990. (Incorporated herein by reference to Exhibit 6(a) to the Registration Statement on Form N-4, File No. 33-58131, filed on March 17, 1995.)

6(b) By-Laws of The Travelers Life and Annuity Company, as amended on October 20, 1994. (Incorporated herein by reference to Exhibit 6(b) to the Registration Statement on Form N-4, File No. 33-58131, filed on March 17, 1995.)

9 Opinion of Counsel as to the legality of securities being registered by Registrant. (Incorporated herein by reference to Exhibit 9 to the Registration Statement on Form N-4 filed May 23, 1997.)

10(a)    Consent of Coopers & Lybrand L.L.P., Independent Accountants                             Electronically

10(b)    Consent of KPMG Peat Marwick LLP, Independent Certified                                  Electronically
         Public Accountants.

13       Schedule for Computation of Total Return Calculations -
         Standardized and Non-Standardized. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration
         Statement on Form N-4, filed August 12, 1997.)

15(a)    Powers of Attorney authorizing Ernest J. Wright or Kathleen A.
         McGah as signatory for Michael A. Carpenter, Jay S. Benet,
         George C. Kokulis, Robert I. Lipp, Ian R. Stuart, Katherine M.
         Sullivan and Marc P. Weill. (Incorporated herein by reference to Exhibit 15(a) to the Registration Statement on Form N-4, filed May 23, 1997.)
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